UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21417

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	January 31, 2016

Date of reporting period:	January 31, 2016

ITEM 1. REPORT TO SHAREHOLDERS

Table of Contents

2-3	Letter from the President
4-9	Fund Insights
10-12	Performance & Statistics
13-44	Schedules of Investments
45	Statements of Assets and Liabilities
46	Statements of Operations
47-48	Statements of Changes in Net Assets
49	Statement of Cash Flows
50-67	Notes to Financial Statements
68-70	Financial Highlights
71	Report of Independent Registered Public Accounting Firm
72	Tax Information
73	Annual Shareholder Meeting Results/Changes to the Board of Trustees
74-78	Privacy Policy/Proxy Voting Policies & Procedures/Changes in Investment Policy
79-81	Dividend Reinvestment Plan
82-84	Board of Trustees
85-86	Fund Officers

January 31, 2016 | Annual Report 1

Letter from the President

Dear Shareholder:

The US economy continued to expand during the reporting period. Despite highly accommodative monetary policy, growth in many developed foreign countries was relatively tepid. Against this backdrop, global equities and global bonds generally produced weak results.

For the periods ended January 31, 2016

For the period from its inception on May 27, 2015 through January 31, 2016:

¡  AllianzGI Diversified Income & Convertible Fund returned -16.40% on net asset value (“NAV”) and -30.12% on market price.

For the 12-month reporting period ended January 31, 2016:

¡  AllianzGI Equity & Convertible Income Fund returned -3.60% on NAV and returned -8.01% on market price.

Julian Sluyters President & CEO

¡  AllianzGI NFJ Dividend, Interest & Premium Strategy Fund returned -11.08% on NAV and -18.68% on market price.

During the 12 month period ended January 31, 2016, the Russell 3000 Index, a broad measure of US stock market performance, declined 2.48%; the Russell 1000 Value Index, a measure of large-cap value-style stocks, fell 5.00%; and the Russell 1000 Growth Index, a measure of growth style stocks, gained 1.32%. Convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned -8.26%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 0.6% during the first quarter of 2015. US economic activity then improved, as the US Commerce Department reported that GDP expanded at a 3.9% annual pace during the second quarter of 2015. However, economic growth then slowed, as GDP grew at an annual pace of 2.0% during the third quarter of 2015. The US economic activity decelerated further, as the Commerce Department’s initial estimate showed that GDP – released after the reporting period had ended – grew at an annual pace of 0.7% for the fourth quarter of 2015.

After a prolonged period of accommodative monetary policy, the US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade at its December 2015 meeting. The US central bank boosted the target federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. In its official statement following its meeting in December the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.The [Federal Open Market] Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to

2 Annual Report | January 31, 2016

remain, for some time, below levels that are expected to prevail in the longer run.”

Outlook

In our view, the opportunities and risks on the horizon for 2016 are similar to those that emerged in 2015. We believe economic growth will likely remain muted and that monetary policy should stay extremely benign, even as the Fed takes a divergent monetary policy path versus several other major central banks. Over the course of 2015, volatility returned to markets and correlations between many asset classes broke down. We expect more of this in 2016, as policy and politics highlight differences in the global economy. As 2015 progressed, estimates for global GDP growth were steadily revised lower. Our expectations for 2016 remain cautious, given the ongoing environment of financial repression. The US delivered mixed results in 2015 and we foresee a similar outcome in 2016, and expect the economy to expand approximately 2% – 2.5%.

Receive this report electronically and eliminate paper mailings. To enroll, visit: us.allianzgi.com/edelivery.

We continue to advocate holding on to risk assets relative to bonds over the long run. However, there are several headwinds at this juncture, including continued Fed rate hikes, unfavorable valuations in some asset classes, low earnings growth, liquidity concerns and political risks. Against this backdrop, we believe we are in a low return environment. In this environment, we will attempt to be flexible and active to put our shareholders in a position to benefit from volatility at an asset-class level. As always, our investment teams will also use in-depth research and focus on quality and sustainability, to help them navigate the markets.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and NFJ Investment Group LLC and Allianz Global Investors U.S. LLC, the Funds’ sub-advisers, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Julian Sluyters

President & Chief Executive Officer

January 31, 2016 | Annual Report 3

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (unaudited)

AllianzGI Diversified Income & Convertible Fund

For the period of from inception on May 27, 2015 through January 31, 2016 as provided by Doug Forsyth, CFA, Portfolio Manager.

For the period since inception through January 31, 2016, the AllianzGI Diversified Income & Convertible Fund (the “Fund”) returned -16.40% on NAV and -30.12% on market price.

During the period from the Fund’s inception through January 31, 2016, the Russell 1000 Growth Index, a measure of growth style stocks, returned -5.69%; High Yield securities, as reflected by the BofA Merrill Lynch High Yield Master II Index, returned -9.75%; and convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned -14.40%.

Market Environment

Several factors influenced the equity, convertible and high-yield markets during the period – most notably oil prices, technical pressure and negative sentiment, the Fed’s activity, earnings, the dollar and global economic data.

The decline in the price of energy and other commodities had a significant impact on fundamental and operating statistics of the issuers within those industries, but had an even greater impact on investor sentiment.

The decline in oil prices was a drag on all three asset classes, but the high yield market was the most impacted.

Broker-dealer and bank regulations continued to weigh on the market. Broker-dealer and bank market-making – or the lack thereof, caused by government regulations and the desire to reduce risk exposure – has made for inefficient transfer pricing. This market-smoothing mechanism was an important component of high yield and some convertible bond price discovery. Consequently, small trades in many cases created an inappropriate impact on prices.

The Fed was slow to act in 2015. Finally, in December, the Fed funds rate was increased by 25 basis points. This level remains extremely accommodative, and while directionally different, it was still aligned with global monetary policy decision makers, who remained largely accommodative.

One more tangible aspect of a relatively better US economy and a tightening Fed was the continued strength of the US dollar. The strong dollar did not help earnings trends of multinationals or aid in exports. It also coincided with the decline in many commodity prices.

The Fed tightened in the fourth quarter after the US economy grew in 2015 and amid expectations that the economy could achieve sustainable growth in 2016. Economic

4 Annual Report | January 31, 2016

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (unaudited) (continued)

conditions in the US continued to provide evidence that defaults will remain subdued. Unemployment fell to 5.0%, a low not seen for more than seven years – beneath the long-run average of 5.8%. Additionally, consumer spending expanded, housing values increased and automobile sales reached a record high.

The Chicago Board Options Exchange Volatility Index (VIX) increased concurrent with equity market volatility. The VIX ended the reporting period at 20.20 after starting at 13.27.

Portfolio Specifics

The Fund provided consistent income – over the reporting period.

In the equity sleeve, stock picking was strongest in the information technology, energy, and health care sectors. Conversely, security selection in the consumer staples and financials sectors hampered performance.

In the convertibles sleeve, energy, consumer discretionary and industrials exposure helped relative performance. Issue selection was positive in the consumer discretionary and industrials sectors, and an underweight in energy was beneficial. In contrast, financials, utilities and transportation hampered relative performance. Issue selection was negative in all three of those sectors. An underweight in financials and utilities also detracted.

In the high-yield sleeve, industries that helped relative performance in the period included energy, metals/mining ex steel, and telecom-wireline. Having no exposure to metals/mining ex steel had a positive impact. An underweight and issue selection in both energy and telecom-wireline were areas of strength. In contrast, banking, utilities, and chemicals detracted from relative performance. An underweight in banking had a negative impact. Issue selection in utilities and chemicals were areas of weakness.

Regarding the options strategy, many of the covered call option positions expired below strike and the portfolio was able to retain the set premiums.

AllianzGI Equity & Convertible Income Fund

For the period of February 1, 2015 through January 31, 2016 as provided by Doug Forsyth, CFA, Portfolio Manager.

For the twelve-month period ended January 31, 2016, the AllianzGI Equity & Convertible Income Fund (the “Fund”) returned -3.60% on NAV and -8.01% on market price.

During the reporting period, the Russell 1000 Growth Index, a measure of growth style stocks, advanced 1.32%; and convertible securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned -8.26%.

January 31, 2016 | Annual Report 5

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (unaudited) (continued)

Market Environment

Several factors influenced the equity and convertible markets during the period – most notably oil prices, technical pressure and negative sentiment, the Fed’s activity, earnings, the dollar and global economic data.

The decline in the price of energy and other commodities had a significant impact on fundamental and operating statistics of the issuers within those industries, but had an even greater impact on investor sentiment. The decline in oil prices was a drag on both asset classes.

Broker-dealer and bank regulations continued to weigh on the market. Broker-dealer and bank market-making – or the lack thereof, caused by government regulations and the desire to reduce risk exposure – has made for inefficient transfer pricing. This market-smoothing mechanism was a component of some convertible bond price discovery.

The Fed was slow to act in 2015. Finally, in December, the Fed funds rate was increased by 25 basis points. This level remains extremely accommodative, and while directionally different, it was still aligned with global monetary policy decision makers, who remained largely accommodative.

One more tangible aspect of a relatively better US economy and a tightening Fed was the continued strength of the US dollar. The strong dollar did not help earnings trends of multinationals or aid in exports. It also coincided with the decline in many commodity prices.

The Fed tightened in the fourth quarter after the US economy grew in 2015 and amid expectations that the economy could achieve sustainable growth in 2016. Economic conditions in the US continued to provide evidence that defaults will remain subdued. Unemployment fell to a more than seven-year low of 5.0% – beneath the long-run average of 5.8%. Additionally, consumer spending expanded, housing values increased and automobile sales reached a record high.

The VIX increased concurrent with equity market volatility. The VIX ended the reporting period at 20.20 after starting at 19.43.

Portfolio Specifics

The Fund provided consistent income over the reporting period.

In the equity sleeve, stock picking was strongest in the energy, information technology, and industrials sectors followed by company specific outperformance in other sectors. Conversely, security selection in the consumer staples and financials sectors weighed on relative performance.

In the convertibles sleeve, the fund benefited from exposure in the financials, consumer discretionary and consumer staples sectors. Issue selection was positive in both financials

6 Annual Report | January 31, 2016

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (unaudited) (continued)

and consumer discretionary. An overweight in consumer staples contributed to performance. In contrast, technology, materials and industrials exposure hindered relative performance, all of which exhibited negative issue selection.

Regarding the options strategy, many of the covered call option positions expired below strike and the portfolio was able to retain the set premiums.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For the period of February 1, 2015 through January 31, 2016 as provided by Krysta Hill, Product Specialist Associate.

For the twelve month period ended January 31, 2016, the AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) returned -11.08% on NAV and -18.68% on market price.

During the reporting period, the Russell 1000 Value Index, a measure of large-cap value style stocks, fell 5.00%; and convertibles securities, as reflected by the BofA Merrill Lynch All Convertibles Index, returned -8.26%

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund announced dividend changes in October of 2015. The decision to decrease the Fund’s quarterly distribution from 45 to 30 cents per share took into account many factors, including, but not limited to, the overall market environment and the Fund’s current and projected level of earnings, as well as the portion of the Fund’s distributions represented by return of capital historically and based on future projections taking into account the reduced distribution rate.

Market Environment

US equities dropped into negative territory during the reporting period ended January 31, 2016 as markets climbed down from record-high levels during the first quarter of 2015 and ended the longest unbroken string of advances in more than twenty-five years. Investors grappled with the prospect of rate hikes at the Fed, the possibility that Greece might crash out of the euro zone and the potential for a deepening economic slowdown in China. Some of those threats were realized in the third quarter, which was marked by two key events: China’s August 11 currency devaluation and the September 17 US Federal Open Market Committee (“FOMC”) decision not to raise interest rates. While it probably wasn’t the intent of China’s policymakers, the 1.9% renminbi devaluation – the largest since 1994 – was interpreted, in part, as an attempt to counter slowing domestic demand by propping up exports. This sense of uncertainty was reinforced by the FOMC. Led by Fed Chair Janet Yellen, on December 16, the US central bank raised borrowing costs by 25 basis points to a new target range of 0.25% – 0.50%. The

January 31, 2016 | Annual Report 7

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (unaudited) (continued)

decision brought to a close an unprecedented era of near-zero rates in the US.

Large capitalization and grow-oriented stocks led performance results over the reporting period as investors preferred larger capitalization and more liquid securities with higher growth prospects. Among the Russell style indices, the Top 200 Growth (4.5%) and Top 200 (0.6%) posted the best total returns, while the Microcap Growth, Microcap, 2000 Growth and 2000 Value indices fell 10% or more during the trailing twelve month period, ended January 31, 2016. Within the Russell 1000 Value index, telecom services and health care equities delivered the strongest performance results, with gains of 9.4% and 2.4%, respectively. Conversely, energy (-21.7%) and materials (-20.6%) were the poorest-performing sectors as falling oil prices negatively impacted equities across the domestic and international markets.

Several factors influenced the convertible market in the reporting period, including falling oil prices, economic data, increased market volatility and the Fed outlook.

One of the most influential factors impacting the convertible market was the drop in oil prices. Energy captured the attention of investors in the second half of the reporting period. While the energy sector represented only about 5% of the convertible universe, the decline in energy prices was a significant drag on the market. The fall in oil prices, along with continued weakness in natural gas prices, had a significant impact on the fundamental and operating statistics of energy-related issuers.

Another factor that influenced convertible markets was the ongoing trend in economic indicators. Throughout the reporting period, both current and expected statistics generally pointed to a US economy that is slowly grinding higher. While some of the data were mixed, many were positive, including employment and the ISM Manufacturing Index. These trends help confirm the prospects for the continued low default rate for convertible bonds.

Volatility appears to be a constant reminder of the changes in market dynamics. Pressure on banks and market makers, both regulatory and by their own design, to reduce inventory risk has increased the impact of buying and selling interest on pricing. For managers, this added complexity to trading resulting in more pressure on the market. Mutual fund flow data, news releases, external forces and equity volatility have all created more day-to-day volatility than typically seen historically, which can be unsettling for investors. However, absent a material change in the credit environment, this volatility also creates tremendous opportunity for investors.

As credit spreads widened during the reporting period, the majority of bond-like or yield-oriented convertible issues declined. While energy and commodity issues were

8 Annual Report | January 31, 2016

Fund Insights

AllianzGI Diversified Income & Convertible Fund/AllianzGI Equity & Convertible Income Fund/AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (unaudited) (continued)

responsible for a bulk of the decline, many small-cap convertible issues outside of commodities faced significant selling pressure. In many cases, the selling pressure on non-commodity issues was unwarranted based on fundamental change. Where fundamental changes did occur, the price reactions were extraordinary.

New convertible issuance brought the 2015 total to $39.3 billion. This compares with roughly $40.7 billion in maturities and redemptions.

Portfolio Specifics

In the equity sleeve, negative stock selection detracted from relative returns during the reporting period and sector allocation also detracted, albeit to a lesser degree. Selection was strong across the energy and telecom services sectors. However, that positive impact was overwhelmed by poor selection in the industrials, information technology and health care sectors. Overweight positions in the energy and materials sectors, as well as an underweight in utilities, dampened performance over the reporting period. Conversely, an overweight in telecom services aided relative results.

In the convertibles sleeve, sector allocations that helped relative performance in the period included consumer discretionary, industrials and consumer staples. In the consumer discretionary sector, an overweight and positive security selection were beneficial. The primary contributor in the industrials sector was issue selection. In the consumer staples sector, an overweight was a source of strength. In contrast, energy, healthcare and materials exposure weighed on relative returns. All of the three aforementioned sectors exhibited weaker issue-specific performance. In addition, an overweight in the energy sector and an underweight in the healthcare sector detracted.

In the equity option sleeve, calls written on the S&P 500 (used to add to exposure in multiple sectors such as healthcare, industrials, and materials) aided the relative returns in the period as we retained the majority of the premium on these options. Despite the overall negative broad market performance throughout the period, instances of strong equity performances in financials (from March through June and then again from September through November) and energy (from March through May) resulted in us not retaining any of our net option premium on those sectors for the period.

January 31, 2016 | Annual Report 9

Performance & Statistics

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (unaudited)

Total Return(1):	Market Price	NAV
Commencement of Operations (5/27/15) to 1/31/16	-30.12%	-16.40%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (5/27/15) to 1/31/16	Market Price	$16.40
	NAV(2)	$18.91
NAV	Discount to NAV	-13.27%
Market Price	Market Price Yield(3)	12.22%
	Leverage Ratio(4)	34.24%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current (declared February 1, 2016) monthly dividend per common share (comprised of net investment income and net capital gains, if any) by the market price per common share at January 31, 2016.

(4) Represents Mandatory Redeemable Preferred Shares outstanding, Senior Secured Notes outstanding and amounts drawn under the short-term margin loan facility (“Leverage”), as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

10 Annual Report | January 31, 2016

Performance & Statistics

AllianzGI Equity & Convertible Income Fund

January 31, 2016 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	-8.01%	-3.60%
5 Year	4.47%	5.95%
Commencement of Operations (2/27/07) to 1/31/16	3.53%	5.17%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (2/27/07) to 1/31/16	Market Price	$16.97
	NAV(2)	$19.90
NAV	Discount to NAV	-14.72%
Market Price	Market Price Yield(3)	8.96%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at January 31, 2016.

January 31, 2016 | Annual Report 11

Performance & Statistics

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	-18.68%	-11.08%
5 Year	2.04%	3.24%
10 Year	2.59%	2.87%
Commencement of Operations (2/28/05) to 1/31/16	1.92%	3.40%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (2/28/05) to 1/31/16	Market Price	$11.50
	NAV(2)	$13.60
NAV	Discount to NAV	-15.44%
Market Price	Market Price Yield(3)	3.41%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares and includes the effect of any expense reductions, if any. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Fund’s financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current quarterly dividend per share (comprised of net investment income and net capital gains, if any) by the market price per share at January 31, 2016.

12 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016

Principal Amount (000s)		Value
Convertible Bonds & Notes (a) – 60.6%
	Automobiles – 2.0%
$24,005	Fiat Chrysler, 7.875%, 12/15/16	$1,543,821
	Tesla Motors, Inc.,
1,740	0.25%, 3/1/19	1,500,750
630	1.50%, 6/1/18	994,219
		4,038,790
	Biotechnology – 3.7%
760	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20	842,175
1,135	Emergent Biosolutions, Inc., 2.875%, 1/15/21	1,481,175
410	Gilead Sciences, Inc., 1.625%, 5/1/16	1,511,621
715	Incyte Corp., 0.375%, 11/15/18	1,080,991
865	Ligand Pharmaceuticals, Inc., 0.75%, 8/15/19	1,253,709
195	Regeneron Pharmaceuticals, Inc., 1.875%, 10/1/16	974,878
185	Synergy Pharmaceuticals, Inc., 7.50%, 11/1/19 (b)(c)	255,878
		7,400,427
	Chemicals – 0.6%
1,160	RPM International, Inc., 2.25%, 12/15/20	1,270,200
	Communications Equipment – 2.7%
1,680	Ciena Corp., 3.75%, 10/15/18 (b)(c)	1,920,450
2,010	InterDigital, Inc., 1.50%, 3/1/20 (b)(c)	1,885,631
1,160	Palo Alto Networks, Inc., zero coupon, 7/1/19	1,689,975
		5,496,056
	Construction & Engineering – 0.7%
1,510	Dycom Industries, Inc., 0.75%, 9/15/21 (b)(c)	1,486,406
	Consumer Finance – 0.3%
675	PRA Group, Inc., 3.00%, 8/1/20	530,297
	Electonic Equipment, Instruments & Components – 0.2%
515	TTM Technologies, Inc., 1.75%, 12/15/20	417,472
	Electrical Equipment – 0.8%
2,315	SolarCity Corp., 1.625%, 11/1/19	1,536,581
	Health Care Equipment & Supplies – 3.6%
1,640	Hologic, Inc., 2.00%, 3/1/42 (d)	2,017,200
1,495	NuVasive, Inc., 2.75%, 7/1/17	1,830,441
805	Teleflex, Inc., 3.875%, 8/1/17	1,778,547
1,780	Wright Medical Group, Inc., 2.00%, 2/15/20 (b)(c)	1,694,337
		7,320,525
	Health Care Providers & Services – 1.6%
970	Laboratory Corp. of America Holdings, zero coupon, 9/11/21	1,459,244
1,450	Molina Healthcare, Inc., 1.625%, 8/15/44	1,666,594
		3,125,838
	Holding Companies-Diversified – 0.7%
1,660	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (b)(c)	1,460,800

January 31, 2016 | Annual Report 13

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

Principal Amount (000s)		Value
	Household Durables – 1.9%
$2,200	Jarden Corp., 1.125%, 3/15/34	$2,575,375
695	Lennar Corp., 3.25%, 11/15/21 (b)(c)	1,256,647
		3,832,022
	Insurance – 1.3%
2,010	AmTrust Financial Services, Inc., 2.75%, 12/15/44	1,766,288
455	Fidelity National Financial, Inc., 4.25%, 8/15/18	819,000
		2,585,288
	Internet & Catalog Retail – 2.6%
1,525	Ctrip.com International Ltd., 1.00%, 7/1/20 (b)(c)	1,623,172
3,235	Priceline Group, Inc., 0.35%, 6/15/20	3,584,784
		5,207,956
	Internet Software & Services – 6.4%
1,150	Akamai Technologies, Inc., zero coupon, 2/15/19	1,077,412
1,985	Cornerstone OnDemand, Inc., 1.50%, 7/1/18	1,911,803
1,495	Gogo, Inc., 3.75%, 3/1/20 (b)(c)	1,296,920
1,035	j2 Global, Inc., 3.25%, 6/15/29	1,257,525
2,060	LinkedIn Corp., 0.50%, 11/1/19	2,097,338
830	VeriSign, Inc., 4.297%, 8/15/37	1,844,156
2,015	Web.com Group, Inc., 1.00%, 8/15/18	1,866,394
1,375	WebMD Health Corp., 1.50%, 12/1/20	1,595,859
		12,947,407
	IT Services – 1.8%
1,920	Cardtronics, Inc., 1.00%, 12/1/20	1,732,800
1,585	Euronet Worldwide, Inc., 1.50%, 10/1/44	1,972,334
		3,705,134
	Life Science Tools & Services – 0.9%
1,700	Illumina, Inc., 0.50%, 6/15/21	1,859,375
	Media – 1.0%
2,040	Live Nation Entertainment, Inc., 2.50%, 5/15/19	2,024,700
	Oil, Gas & Consumable Fuels – 1.3%
2,510	Cheniere Energy, Inc., 4.25%, 3/15/45	1,234,606
1,425	Energy XXI Ltd., 3.00%, 12/15/18	42,750
2,370	Whiting Petroleum Corp., 1.25%, 4/1/20 (b)(c)	1,296,094
		2,573,450
	Personal Products – 0.8%
2,010	Herbalife Ltd., 2.00%, 8/15/19	1,609,266
	Pharmaceuticals – 2.1%
1,000	Depomed, Inc., 2.50%, 9/1/21	1,013,125
1,945	Impax Laboratories, Inc., 2.00%, 6/15/22 (b)(c)	1,814,928
960	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	1,415,400
		4,243,453

14 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

Principal Amount (000s)		Value
	Professional Services – 0.7%
$1,490	Huron Consulting Group, Inc., 1.25%, 10/1/19	$1,413,638
	Real Estate Investment Trust – 0.8%
1,395	Extra Space Storage LP, 3.125%, 10/1/35 (b)(c)	1,562,400
	Semiconductors & Semiconductor Equipment – 10.9%
1,025	Inphi Corp., 1.125%, 12/1/20 (b)(c)	992,328
885	Integrated Device Technology, Inc., 0.875%, 11/15/22 (b)(c)	890,531
2,270	Intel Corp., 3.25%, 8/1/39	3,471,692
1,505	Lam Research Corp., 1.25%, 5/15/18	2,027,047
1,355	Microchip Technology, Inc., 1.625%, 2/15/25 (b)(c)	1,309,269
2,635	Micron Technology, Inc., 3.00%, 11/15/43	1,862,616
395	Novellus Systems, Inc., 2.625%, 5/15/41	844,806
1,280	NVIDIA Corp., 1.00%, 12/1/18	1,929,600
1,440	NXP Semiconductors NV, 1.00%, 12/1/19	1,524,600
2,365	ON Semiconductor Corp., 1.00%, 12/1/20 (b)(c)	2,098,937
3,615	SunEdison, Inc., 3.375%, 6/1/25 (b)(c)	820,153
	SunPower Corp.,
1,310	0.875%, 6/1/21	1,048,000
1,035	4.00%, 1/15/23 (b)(c)	1,114,566
1,195	Xilinx, Inc., 2.625%, 6/15/17	2,074,819
		22,008,964
	Software – 7.6%
530	Electronic Arts, Inc., 0.75%, 7/15/16	1,073,581
	Nuance Communications, Inc.,
1,120	1.00%, 12/15/35 (b)(c)	1,014,300
1,505	1.50%, 11/1/35	1,528,516
1,570	Proofpoint, Inc., 0.75%, 6/15/20 (b)(c)	1,476,781
1,880	Red Hat, Inc., 0.25%, 10/1/19	2,238,375
2,475	Salesforce.com, Inc, 0.25%, 4/1/18	2,939,062
1,575	ServiceNow, Inc., zero coupon, 11/1/18	1,703,953
1,170	Take-Two Interactive Software, Inc., 1.00%, 7/1/18	1,947,319
1,515	Verint Systems, Inc., 1.50%, 6/1/21	1,390,013
		15,311,900
	Technology Hardware, Storage & Peripherals – 1.0%
1,990	Electronics For Imaging, Inc., 0.75%, 9/1/19	2,007,413
	Thrifts & Mortgage Finance – 0.7%
1,315	Radian Group, Inc., 2.25%, 3/1/19	1,433,350
	Trading Companies & Distributors – 0.9%
1,565	Air Lease Corp., 3.875%, 12/1/18	1,829,094
	Transportation Infrastructure – 1.0%
1,820	Macquarie Infrastructure Corp., 2.875%, 7/15/19	1,991,763
Total Convertible Bonds & Notes (cost-$147,023,474)		122,229,965

January 31, 2016 | Annual Report 15

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

Shares		Value
Common Stock (a) – 37.5%
	Aerospace & Defense – 0.8%
14,000	Boeing Co.	$1,681,820
	Auto Components – 0.6%
36,200	Johnson Controls, Inc.	1,298,494
	Automobiles – 1.0%
16,776	Ferrari NV	667,181
104,700	Ford Motor Co.	1,250,118
		1,917,299
	Banks – 0.8%
34,000	Wells Fargo & Co.	1,707,820
	Beverages – 1.6%
34,000	Coca-Cola Co.	1,459,280
17,200	PepsiCo, Inc.	1,707,960
		3,167,240
	Biotechnology – 3.1%
30,600	AbbVie, Inc.	1,679,940
12,500	Amgen, Inc.	1,909,125
4,200	Biogen, Inc. (e)	1,146,852
18,600	Gilead Sciences, Inc.	1,543,800
		6,279,717
	Chemicals – 0.7%
15,400	Monsanto Co.	1,395,240
	Communications Equipment – 0.4%
17,200	Qualcomm, Inc.	779,848
	Construction & Engineering – 0.3%
15,300	Fluor Corp.	686,817
	Diversified Telecommunications Services – 0.8%
32,600	Verizon Communications, Inc.	1,629,022
	Electronic Equipment, Instruments & Components – 0.7%
29,100	Amphenol Corp., Class A	1,442,487
	Energy Equipment & Services – 0.5%
15,000	Schlumberger Ltd.	1,084,050
	Food & Staples Retailing – 2.6%
13,100	Costco Wholesale Corp.	1,979,672
37,600	Kroger Co.	1,459,256
22,400	Walgreens Boots Alliance, Inc.	1,785,728
		5,224,656
	Health Care Equipment & Supplies – 0.4%
21,400	Baxter International, Inc.	783,240
	Health Care Providers & Services – 1.4%
9,300	McKesson Corp.	1,497,114
12,400	United Health Group, Inc.	1,427,984
		2,925,098

16 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

Shares		Value
	Hotels Restaurants & Leisure – 1.8%
12,100	McDonald’s Corp.	$1,497,738
34,300	Starbucks Corp.	2,084,411
		3,582,149
	Household Products – 0.7%
16,800	Procter & Gamble Co.	1,372,392
	Industrial Conglomerates – 1.4%
11,000	3M Co.	1,661,000
39,300	General Electric Co.	1,143,630
		2,804,630
	Insurance – 0.6%
16,500	Prudential Financial, Inc.	1,156,320
	Internet & Catalog Retail – 1.0%
3,300	Amazon.com, Inc. (e)	1,937,100
	Internet Software & Services – 2.8%
9,500	Alibaba Group Holding Ltd., ADR (e)	636,785
3,800	Alphabet, Inc., Class A (e)	2,893,130
19,500	Facebook, Inc., Class A (e)	2,188,095
		5,718,010
	IT Services – 1.5%
7,400	International Business Machines Corp.	923,446
28,200	Visa, Inc., Class A	2,100,618
		3,024,064
	Machinery – 0.9%
16,000	AGCO Corp.	780,320
11,200	Deere & Co.	862,512
12,200	Joy Global, Inc.	121,634
		1,764,466
	Media – 1.8%
33,900	Comcast Corp., Class A	1,888,569
18,700	The Walt Disney Co.	1,791,834
		3,680,403
	Metals & Mining – 0.2%
86,051	ArcelorMittal	328,715
	Multiline Retail – 0.9%
25,100	Target Corp.	1,817,742
	Oil, Gas & Consumable Fuels – 0.8%
8,100	Occidental Petroleum Corp.	557,523
15,200	Valero Energy Corp.	1,031,624
		1,589,147
	Pharmaceuticals – 0.9%
29,000	Bristol-Myers Squibb Co.	1,802,640
	Road & Rail – 0.6%
17,300	Union Pacific Corp.	1,245,600

January 31, 2016 | Annual Report 17

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment – 1.7%
48,300	Intel Corp.	$1,498,266
35,900	Texas Instruments, Inc.	1,900,187
		3,398,453
	Software – 2.0%
40,500	Microsoft Corp.	2,231,145
47,000	Oracle Corp.	1,706,570
		3,937,715
	Specialty Retail – 1.1%
17,700	Home Depot, Inc.	2,225,952
	Technology Hardware, Storage & Peripherals – 1.1%
22,200	Apple, Inc.	2,160,948
Total Common Stock (cost-$87,966,802)		75,549,294

Principal Amount (000s)
Corporate Bonds & Notes (a) – 35.6%
	Aerospace & Defense – 1.5%
$1,000	Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (b)(c)	1,036,250
1,000	KLX, Inc., 5.875%, 12/1/22 (b)(c)	949,000
1,000	TransDigm, Inc., 6.50%, 5/15/25 (b)(c)	968,750
		2,954,000
	Air Freight & Logistics – 0.6%
	XPO Logistics, Inc. (b)(c),
200	6.50%, 6/15/22	179,750
1,000	7.875%, 9/1/19	1,001,250
		1,181,000
	Banks – 0.4%
160	CIT Group, Inc., 5.00%, 8/15/22	162,204
680	Royal Bank of Scotland Group PLC, 5.125%, 5/28/24	683,978
		846,182
	Chemicals – 1.7%
1,000	A Schulman, Inc., 6.875%, 6/1/23 (b)(c)	905,000
1,000	Chemours Co., 7.00%, 5/15/25 (b)(c)	612,500
750	OMNOVA Solutions, Inc., 7.875%, 11/1/18	746,250
1,000	Platform Specialty Products Corp., 6.50%, 2/1/22 (b)(c)	790,000
365	Univar USA, Inc., 6.75%, 7/15/23 (b)(c)	323,937
		3,377,687
	Commercial Services – 0.8%
	Cenveo Corp.,
205	6.00%, 8/1/19 (b)(c)	141,962
500	11.50%, 5/15/17	328,750
500	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (b)(c)	347,500
1,000	United Rentals North America, Inc., 5.50%, 7/15/25	897,500
		1,715,712

18 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

Principal Amount (000s)		Value
	Commercial Services & Supplies – 0.8%
$915	RR Donnelley & Sons Co., 6.00%, 4/1/24	$776,606
1,000	West Corp., 5.375%, 7/15/22 (b)(c)	846,250
		1,622,856
	Construction & Engineering – 0.5%
1,000	AECOM, 5.875%, 10/15/24	1,000,000
	Consumer Finance – 1.0%
1,000	Navient Corp., 8.45%, 6/15/18	1,037,500
1,000	Springleaf Finance Corp., 6.90%, 12/15/17	1,024,900
		2,062,400
	Diversified Financial Services – 1.3%
1,500	Community Choice Financial, Inc., 10.75%, 5/1/19	502,500
1,000	International Lease Finance Corp., 8.25%, 12/15/20	1,142,500
1,000	Nationstar Mortgage LLC / Nationstar Capital Corp., 7.875%, 10/1/20	955,000
		2,600,000
	Electonic Equipment, Instruments & Components – 0.6%
500	Kemet Corp., 10.50%, 5/1/18	401,250
750	Zebra Technologies Corp., 7.25%, 10/15/22	781,875
		1,183,125
	Electric – 0.3%
1,000	Talen Energy Supply LLC, 6.50%, 6/1/25 (b)(c)	685,000
	Energy-Alternate Sources – 0.4%
1,000	TerraForm Power Operating LLC, 5.875%, 2/1/23 (b)(c)	802,500
	Entertainment – 0.5%
1,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	1,017,500
	Food & Staples Retailing – 0.4%
1,000	SUPERVALU, Inc., 6.75%, 6/1/21	847,500
	Health Care Equipment & Supplies – 0.3%
585	Hologic, Inc., 5.25%, 7/15/22 (b)(c)	607,669
	Health Care Providers & Services – 1.6%
310	DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	312,325
1,000	ExamWorks Group, Inc., 5.625%, 4/15/23	1,008,550
1,000	Kindred Healthcare, Inc., 8.75%, 1/15/23	898,750
1,000	Tenet Healthcare Corp., 8.125%, 4/1/22	1,010,000
		3,229,625
	Healthcare-Products – 0.5%
1,000	Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, 11/1/18	975,000
	Healthcare-Services – 1.0%
1,000	CHS/Community Health Systems, Inc., 6.875%, 2/1/22	913,625
1,000	HCA, Inc., 7.50%, 2/15/22	1,115,000
		2,028,625
	Holding Companies-Diversified – 0.4%
1,000	Horizon Pharma Financing, Inc., 6.625%, 5/1/23 (b)(c)	905,000

January 31, 2016 | Annual Report 19

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

Principal Amount (000s)		Value
	Hotels Restaurants & Leisure – 1.0%
$1,000	International Game Technology PLC, 6.25%, 2/15/22 (b)(c)	$967,500
1,000	MGM Resorts International, 6.625%, 12/15/21	1,032,500
		2,000,000
	Household Durables – 1.0%
1,000	Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)(c)	910,000
1,000	KB Home, 8.00%, 3/15/20	1,035,000
		1,945,000
	Household Products/Wares – 0.6%
750	Reynolds Group Issuer, Inc., 9.875%, 8/15/19	734,063
500	Spectrum Brands, Inc., 5.75%, 7/15/25 (b)(c)	515,000
		1,249,063
	Independent Power & Renewable Electricity Producers – 0.4%
1,000	NRG Energy, Inc., 6.25%, 5/1/24	802,500
	Internet & Catalog Retail – 0.5%
1,000	Netflix, Inc., 5.875%, 2/15/25 (b)(c)	1,036,250
	Internet Software & Services – 0.6%
1,000	EarthLink, Inc., 7.375%, 6/1/20	1,010,000
335	Rackspace Hosting, Inc., 6.50%, 1/15/24 (b)(c)	306,525
		1,316,525
	IT Services – 0.5%
1,000	Cardtronics, Inc., 5.125%, 8/1/22	980,000
	Lodging – 0.4%
1,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50%, 3/1/25 (b)(c)	886,250
	Machinery – 0.8%
1,000	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (b)(c)	790,000
940	Commercial Vehicle Group, Inc., 7.875%, 4/15/19	766,100
		1,556,100
	Media – 2.9%
1,000	Cablevision Systems Corp., 8.00%, 4/15/20	947,500
1,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 1/15/24	1,031,250
1,000	Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	930,000
1,000	DISH DBS Corp., 5.875%, 7/15/22	943,750
1,000	LIN Television Corp., 5.875%, 11/15/22	1,010,000
1,000	Mediacom Broadband LLC / Mediacom Broadband Corp., 6.375%, 4/1/23	975,000
		5,837,500
	Metals & Mining – 0.5%
1,000	ArcelorMittal, 10.85%, 6/1/19	935,000
	Multiline Retail – 0.3%
500	Dollar Tree, Inc., 5.75%, 3/1/23 (b)(c)	529,375
	Oil & Gas – 1.4%
1,000	BreitBurn Energy Partners LP / BreitBurn Finance Corp., 8.625%, 10/15/20	172,500
1,000	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	725,000
1,000	CVR Refining LLC / Coffeyville Finance, Inc., 6.50%, 11/1/22	975,000
1,000	Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23 (b)(c)	927,500
		2,800,000

20 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

Principal Amount (000s)		Value
	Oil, Gas & Consumable Fuels – 1.5%
$1,000	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	$710,000
1,000	Chesapeake Energy Corp., 6.625%, 8/15/20	280,000
1,000	Energy Transfer Equity LP, 5.875%, 1/15/24	782,500
1,000	Rice Energy, Inc., 6.25%, 5/1/22	762,500
1,000	Sanchez Energy Corp., 6.125%, 1/15/23	405,000
		2,940,000
	Pharmaceuticals – 0.9%
1,000	Endo Finance LLC / Endo Finco, Inc., 5.875%, 1/15/23 (b)(c)	997,500
1,000	Valeant Pharmaceuticals International, Inc., 6.125%, 4/15/25 (b)(c)	901,250
		1,898,750
	Pipelines – 0.4%
1,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24	882,500
	Real Estate Investment Trust – 1.0%
1,000	Equinix, Inc., 5.375%, 1/1/22	1,045,000
1,000	Kennedy-Wilson, Inc., 5.875%, 4/1/24	957,500
		2,002,500
	Retail – 0.4%
1,000	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (b)(c)	762,500
	Semiconductors – 0.5%
1,000	Sensata Technologies BV, 5.625%, 11/1/24 (b)(c)	1,023,750
	Semiconductors & Semiconductor Equipment – 1.3%
1,000	Advanced Micro Devices, Inc., 6.75%, 3/1/19	687,500
1,000	Amkor Technology, Inc., 6.375%, 10/1/22	951,250
1,000	Micron Technology, Inc., 5.875%, 2/15/22	893,750
		2,532,500
	Software – 0.4%
670	First Data Corp., 7.00%, 12/1/23 (b)(c)	678,375
290	SS&C Technologies Holdings, Inc., 5.875%, 7/15/23 (b)(c)	300,875
		979,250
	Telecommunications – 3.2%
560	CommScope Technologies Finance LLC, 6.00%, 6/15/25 (b)(c)	546,000
1,000	Consolidated Communications, Inc., 6.50%, 10/1/22	850,000
1,000	Hughes Satellite Systems Corp., 7.625%, 6/15/21	1,078,625
1,000	Intelsat Jackson Holdings S.A., 7.25%, 4/1/19	912,500
500	Level 3 Financing, Inc., 5.375%, 5/1/25	505,000
1,000	Sprint Communications, Inc., 6.00%, 11/15/22	677,500
1,000	T-Mobile USA, Inc., 6.836%, 4/28/23	1,037,500
1,000	Windstream Services LLC, 7.50%, 6/1/22	775,000
		6,382,125
	Trading Companies & Distributors – 0.5%
1,000	H&E Equipment Services, Inc., 7.00%, 9/1/22	917,500
Total Corporate Bonds & Notes (cost-$82,636,401)		71,836,319

January 31, 2016 | Annual Report 21

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

Shares		Value
Convertible Preferred Stock (a) – 17.1%
	Banks – 1.6%
2,730	Wells Fargo & Co., Ser. L, 7.50% (f)	$3,199,560
	Commercial Services & Supplies – 1.0%
22,165	Stericycle, Inc., 5.25%, 9/15/18	2,015,464
	Diversified Financial Services – 0.9%
1,760	Bank of America Corp., Ser. L, 7.25% (f)	1,930,861
	Diversified Telecommunications Services – 1.2%
26,985	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	2,411,919
	Food Products – 2.2%
18,270	Post Holdings, Inc., 5.25%, 6/1/17	2,037,196
40,710	Tyson Foods, Inc., 4.75%, 7/15/17	2,444,229
		4,481,425
	Health Care Providers & Services – 2.3%
9,440	Amsurg Corp., 5.25%, 7/1/17	1,304,513
74,385	Anthem, Inc., 5.25%, 5/1/18	3,279,635
		4,584,148
	Media – 0.3%
1,250	SFX Entertainment, Inc., Ser. B, 9.00%, 9/17/19 (b)(g)(h)(i)	581,250
	Oil, Gas & Consumable Fuels – 1.2%
1,970	Chesapeake Energy Corp., 5.75%, (b)(c)(f)	304,242
36,970	Kinder Morgan, Inc., 9.75%, 10/26/18	1,595,255
30,000	Sanchez Energy Corp., 6.50%, (f)	268,800
15,315	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	312,426
		2,480,723
	Pharmaceuticals – 3.4%
4,560	Allergan PLC, Ser. A, 5.50%, 3/1/18	4,324,202
2,570	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18 (e)	2,511,533
		6,835,735
	Real Estate Investment Trust – 1.9%
30,950	American Tower Corp., 5.50%, 2/15/18	3,056,313
17,175	Weyerhaeuser Co., 6.375%, 7/1/16	787,130
		3,843,443
	Wireless Telecommunication Services – 1.1%
32,555	T-Mobile US, Inc., 5.50%, 12/15/17	2,246,946
Total Convertible Preferred Stock (cost-$40,720,018)		34,611,474

Principal Amount (000s)
Short-Term Investment – 1.4%
	Time Deposit – 1.4%
$2,839	JPMorgan Chase & Co.-New York, 0.14%, 2/1/16 (cost-$2,839,041)	2,839,041
Total Investments, before call options written (cost-$361,185,736) – 152.2%		307,066,093

22 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

Contracts		Value
Call Options Written (e) – (0.0)%
	Alphabet, Inc., (ASE),
20	strike price $850, expires 2/19/16	$(6,300)
	Amazon.com, Inc., (ASE),
15	strike price $775, expires 2/19/16	(2,265)
	Bristol-Myers Squibb Co., (CBOE),
175	strike price $69.50, expires 2/19/16	(612)
	Coca-Cola Co., (CBOE),
200	strike price $45, expires 3/18/16	(4,400)
	Costco Wholesale Corp., (CBOE),
65	strike price $160, expires 2/19/16	(1,560)
	Facebook, Inc., (ASE),
50	strike price $115, expires 2/19/16	(9,225)
50	strike price $120, expires 3/18/16	(8,650)
	Intel Corp., (ASE),
240	strike price $38, expires 2/19/16	(480)
	Kroger Co., (CBOE),
140	strike price $42.50, expires 3/18/16	(3,850)
	McDonald’s Corp., (CBOE),
70	strike price $124, expires 2/19/16	(13,930)
	Microsoft Corp., (ASE),
200	strike price $64.50, expires 2/19/16	(1,200)
	Procter & Gamble Co., (CBOE),
100	strike price $82.50, expires 2/19/16	(8,100)
	Starbucks Corp., (CBOE),
170	strike price $64, expires 2/19/16	(2,210)
	United Health Group, Inc., (CBOE),
75	strike price $125, expires 3/18/16	(5,025)
	Valero Energy Corp., (CBOE),
105	strike price $75, expires 2/19/16	(2,730)
	Verizon Communications, Inc., (CBOE),
195	strike price $52.50, expires 3/18/16	(4,973)
Total Call Options Written (premiums received-$102,810)		(75,510)
Total Investments, net of call options written (cost-$361,082,926) – 152.2%		306,990,583
Other liabilities in excess of other assets – (52.2)%		(105,346,491)
Net Assets – 100.0%		$201,644,092

Notes to Schedule of Investments:

(a)         All or partial amount segregated for the benefit of the counterparty as collateral for call options written and long-term and short-term loan financing.

(b)         Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $51,336,988, representing 25.5% of net assets.

(c)          144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)         Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

January 31, 2016 | Annual Report 23

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

(e)          Non-income producing.

(f)           Perpetual maturity. The date shown, if any, is the next call date.

(g)          Fair-Valued–Security with a value of $581,250, representing 0.3% of net assets.

(h)         Illiquid.

(i)             In default.

(j)            Transactions in call options written for the period ended January 31, 2016:

	Contracts	Premiums
Options at May 27, 2015	–	$–
Options written	20,081	988,081
Options assigned	110	2,143
Options terminated in closing transactions	(4,450)	(255,930)
Options expired	(13,871)	(631,484)
Options outstanding, January 31, 2016	1,870	$102,810

(k)         Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/16
Investments in Securities – Assets
Convertible Bonds & Notes	$–	$122,229,965	$–	$122,229,965
Common Stock	75,549,294	–	–	75,549,294
Corporate Bonds & Notes	–	71,836,319	–	71,836,319
Convertible Preferred Stock:
Food Products	2,444,229	2,037,196	–	4,481,425
Media	–	–	581,250	581,250
Oil, Gas & Consumable Fuels	1,907,681	573,042	–	2,480,723
Pharmaceuticals	4,324,202	2,511,533	–	6,835,735
All Other	20,232,341	–	–	20,232,341
Short-Term Investment	–	2,839,041	–	2,839,041
	104,457,747	202,027,096	581,250	307,066,093
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(75,510)	$–	$–	$(75,510)
Totals	$104,382,237	$202,027,096	$581,250	$306,990,583

At January 31, 2016, the Fund had no transfers between levels.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the period ended January 31, 2016, was as follows:

	Beginning Balance 5/27/15	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/16
Investments in Securities – Assets
Convertible Preferred Stock:
Media	–	$1,250,000	–	–	–	$(668,750)	–	–	$581,250

24 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Diversified Income & Convertible Fund

January 31, 2016 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2016:

	Ending Balance at 1/31/16	Valuation Technique Used	Unobservable Inputs	Input Values*
Investments in Securities – Assets
Convertible Preferred Stock	$581,250	Proxy Pricing	Price of Stock	$465.00

The net change in unrealized depreciation of Level 3 investments held at January 31, 2016 amounted to $668,750.

*                 Preferred stock of trades are in lots of 1,000.

(l)             The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2016:

Location	Market Price
Liability derivatives:
Call options written, at value	$(75,510)

The effect of derivatives on the Fund’s Statements of Operations for the period ended January 31, 2016:

Location	Market Price
Net realized loss on:
Call options written	$(418,091)
Net unrealized appreciation of:
Call options written	$27,300

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the period ended January 31, 2016 was 2,657 call options written contracts.

Glossary :

ADR	-	American Depositary Receipt
ASE	-	American Stock Exchange
CBOE	-	Chicago Board Options Exchange

See accompanying Notes to Financial Statements | January 31, 2016 | Annual Report 25

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2016

Shares		Value
Common Stock – 70.5%
	Aerospace & Defense – 1.7%
46,700	Boeing Co.	$5,610,071
45,272	United Technologies Corp.	3,969,902
		9,579,973
	Auto Components – 1.0%
159,800	Johnson Controls, Inc.	5,732,026
	Automobiles – 2.2%
23,899	Ferrari NV	950,463
547,300	Ford Motor Co.	6,534,762
154,426	General Motors Co.	4,577,187
		12,062,412
	Banks – 0.9%
101,000	Wells Fargo & Co.	5,073,230
	Beverages – 3.1%
205,700	Coca-Cola Co.	8,828,644
85,700	PepsiCo, Inc.	8,510,010
		17,338,654
	Biotechnology – 4.7%
138,100	AbbVie, Inc.	7,581,690
52,700	Amgen, Inc.	8,048,871
9,700	Biogen, Inc. (a)	2,648,682
91,000	Gilead Sciences, Inc.	7,553,000
		25,832,243
	Chemicals – 0.9%
56,400	Monsanto Co.	5,109,840
	Communications Equipment – 1.1%
128,100	Qualcomm, Inc.	5,808,054
	Computers & Peripherals – 3.5%
110,600	Apple, Inc.	10,765,804
341,500	EMC Corp.	8,458,955
		19,224,759
	Construction & Engineering – 0.1%
15,200	Fluor Corp.	682,328
	Diversified Telecommunications Services – 1.6%
170,800	Verizon Communications, Inc.	8,534,876
	Electric Utilities – 0.5%
97,185	Exelon Corp.	2,873,760
	Electronic Equipment, Instruments & Components – 1.3%
142,400	Amphenol Corp., Class A	7,058,768
	Energy Equipment & Services – 2.1%
103,271	Baker Hughes, Inc.	4,493,321
9,700	Diamond Offshore Drilling, Inc.	180,323
53,600	National Oilwell Varco, Inc.	1,744,144
72,000	Schlumberger Ltd.	5,203,440
		11,621,228

26 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2016 (continued)

Shares		Value
	Food & Staples Retailing – 4.0%
61,200	Costco Wholesale Corp.	$9,248,544
182,400	Kroger Co.	7,078,944
74,100	Walgreens Boots Alliance, Inc.	5,907,252
		22,234,740
	Health Care Equipment & Supplies – 0.6%
93,300	Baxter International, Inc.	3,414,780
	Health Care Providers & Services – 2.3%
46,400	McKesson Corp.	7,469,472
46,400	UnitedHealth Group, Inc.	5,343,424
		12,812,896
	Hotels Restaurants & Leisure – 3.1%
58,900	McDonald’s Corp. (b)	7,290,642
161,900	Starbucks Corp. (b)	9,838,663
		17,129,305
	Household Products – 1.2%
83,000	Procter & Gamble Co.	6,780,270
	Industrial Conglomerates – 2.2%
37,100	3M Co.	5,602,100
226,085	General Electric Co.	6,579,073
		12,181,173
	Insurance – 1.0%
79,500	Prudential Financial, Inc.	5,571,360
	Internet & Catalog Retail – 1.7%
16,200	Amazon.com, Inc. (a)(b)	9,509,400
	Internet Software & Services – 5.2%
26,800	Alibaba Group Holding Ltd., ADR (a)	1,796,404
18,400	Alphabet, Inc., Class A (a)(b)	14,008,840
95,400	Facebook, Inc., Class A (a)(b)	10,704,834
132,029	Twitter, Inc. (a)	2,218,087
		28,728,165
	IT Services – 2.8%
42,400	International Business Machines Corp.	5,291,096
132,700	Visa, Inc., Class A	9,884,823
		15,175,919
	Machinery – 2.4%
170,200	AGCO Corp.	8,300,654
52,900	Deere & Co.	4,073,829
64,300	Joy Global, Inc.	641,071
		13,015,554
	Media – 2.8%
121,800	Comcast Corp., Class A	6,785,478
88,200	The Walt Disney Co.	8,451,324
		15,236,802

January 31, 2016 | Annual Report 27

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2016 (continued)

Shares		Value
	Metals & Mining – 0.3%
374,401	ArcelorMittal	$1,430,212
23,400	Freeport-McMoRan Copper & Gold, Inc.	107,640
		1,537,852
	Multiline Retail – 2.5%
126,482	Macy’s, Inc.	5,111,138
118,000	Target Corp.	8,545,560
		13,656,698
	Oil, Gas & Consumable Fuels – 2.2%
29,155	Apache Corp.	1,240,254
83,400	Occidental Petroleum Corp.	5,740,422
72,400	Valero Energy Corp. (b)	4,913,788
		11,894,464
	Pharmaceuticals – 1.4%
124,500	Bristol-Myers Squibb Co. (b)	7,738,920
	Road & Rail – 0.7%
51,300	Union Pacific Corp.	3,693,600
	Semiconductors & Semiconductor Equipment – 4.2%
301,200	Intel Corp. (b)	9,343,224
61,593	Lam Research Corp.	4,421,761
176,200	Texas Instruments, Inc.	9,326,266
		23,091,251
	Software – 3.5%
198,500	Microsoft Corp. (b)	10,935,365
230,000	Oracle Corp.	8,351,300
		19,286,665
	Specialty Retail – 1.7%
73,400	Home Depot, Inc.	9,230,784
Total Common Stock (cost-$484,984,477)		388,452,749
Convertible Preferred Stock – 16.7%
	Banks – 1.8%
3,050	Huntington Bancshares, Inc., 8.50% (c)	4,209,000
5,000	Wells Fargo & Co., Ser. L, 7.50% (c)	5,860,000
		10,069,000
	Commercial Services & Supplies – 0.2%
13,590	Stericycle, Inc., 5.25%, 9/15/18	1,235,739
	Diversified Financial Services – 1.0%
4,825	Bank of America Corp., Ser. L, 7.25% (c)	5,293,411
	Diversified Telecommunications Services – 0.7%
42,905	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	3,834,849
	Electric Utilities – 0.8%
105,000	Exelon Corp., 6.50%, 6/1/17	4,517,100
	Electronic Equipment, Instruments & Components – 0.7%
215,000	Bank of America Corp., 8.00%, 2/17/16 (Corning, Inc.) (d)	3,895,800

28 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2016 (continued)

Shares		Value
	Food Products – 1.7%
48,800	Bunge Ltd., 4.875% (c)	$4,291,350
20,000	Post Holdings, Inc., 2.50% (c)	2,286,250
44,000	Tyson Foods, Inc., 4.75%, 7/15/17	2,641,760
		9,219,360
	Health Care Providers & Services – 2.3%
85,670	Anthem, Inc., 5.25%, 5/1/18	3,777,190
42,410	Goldman Sachs Group, Inc., 8.00%, 3/31/16 (Laboratory Corp. of America Holdings) (d)	4,450,718
71,100	JPMorgan Chase & Co., 8.00%, 5/5/16 (HCA Holding, Inc.) (d)	4,646,385
		12,874,293
	Multi-Utilities – 0.5%
58,650	AES Trust III, 6.75%, 10/15/29	2,822,238
	Oil, Gas & Consumable Fuels – 0.7%
25,000	ATP Oil & Gas Corp., 8.00% (a)(c)(e)(f)(g)	50
34,050	Chesapeake Energy Corp., 5.00% (c)	419,356
46,870	Kinder Morgan, Inc., 9.75%, 10/26/18	2,022,440
20,000	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	408,000
30,215	WPX Energy, Inc., 6.25%, 7/31/18	875,329
		3,725,175
	Pharmaceuticals – 1.5%
5,515	Allergan PLC, Ser. A, 5.50%, 3/1/18	5,229,819
2,960	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18 (a)	2,892,660
		8,122,479
	Real Estate Investment Trust – 3.4%
131,200	Alexandria Real Estate Equities, Inc., 7.00% (c)	3,608,000
36,635	American Tower Corp., 5.50%, 2/15/18	3,617,706
98,900	FelCor Lodging Trust, Inc., Ser. A, 1.95% (c)	2,411,182
75,000	Welltower, Inc., 6.50% (c)	4,257,000
103,455	Weyerhaeuser Co., 6.375%, 7/1/16	4,741,343
		18,635,231
	Technology Hardware, Storage & Peripherals – 0.9%
51,710	Bank of America Corp., 8.00%, 5/10/16 (Apple, Inc.) (d)	5,086,196
	Wireless Telecommunication Services – 0.5%
42,255	T-Mobile US, Inc., 5.50%, 12/15/17	2,916,440
Total Convertible Preferred Stock (cost-$110,635,876)		92,247,311

Principal Amount (000s)
Convertible Bonds & Notes – 10.6%
	Automobiles – 0.4%
$30,890	Fiat Chrysler, 7.875%, 12/15/16	1,986,613
	Biotechnology – 0.2%
975	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18	1,055,438

January 31, 2016 | Annual Report 29

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2016 (continued)

Principal Amount (000s)		Value
	Capital Markets – 1.0%
$3,370	BGC Partners, Inc., 4.50%, 7/15/16	$3,534,287
3,000	Walter Investment Management Corp., 4.50%, 11/1/19	1,710,000
		5,244,287
	Consumer Finance – 0.4%
2,750	PRA Group, Inc., 3.00%, 8/1/20	2,160,469
	Electrical Equipment – 0.1%
1,200	SolarCity Corp., 1.625%, 11/1/19	796,500
	Health Care Equipment & Supplies – 0.1%
400	Hologic, Inc., 2.00%, 3/1/42 (h)	492,000
	Independent Power & Renewable Electricity Producers – 0.3%
2,265	NRG Yield, Inc., 3.25%, 6/1/20 (e)(f)	1,868,625
	Internet Software & Services – 1.8%
1,300	Gogo, Inc., 3.75%, 3/1/20 (e)(f)	1,127,756
1,500	LinkedIn Corp., 0.50%, 11/1/19	1,527,188
1,400	Qihoo 360 Technology Co. Ltd., 2.50%, 9/15/18	1,384,250
2,650	Web.com Group, Inc., 1.00%, 8/15/18	2,454,562
3,500	WebMD Health Corp., 2.50%, 1/31/18	3,635,625
		10,129,381
	Machinery – 0.7%
	Meritor, Inc.,
3,000	4.625%, 3/1/26 (h)	2,994,375
1,000	7.875%, 3/1/26	1,082,500
		4,076,875
	Oil, Gas & Consumable Fuels – 0.6%
4,000	Cheniere Energy, Inc., 4.25%, 3/15/45	1,967,500
	Cobalt International Energy, Inc.,
1,750	2.625%, 12/1/19	902,344
1,550	3.125%, 5/15/24	671,344
		3,541,188
	Personal Products – 0.3%
2,270	Herbalife Ltd., 2.00%, 8/15/19	1,817,430
	Pharmaceuticals – 0.7%
1,000	Depomed, Inc., 2.50%, 9/1/21	1,013,125
1,500	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (e)(f)	1,320,000
1,115	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	1,643,928
		3,977,053
	Semiconductors & Semiconductor Equipment – 2.6%
2,000	Intel Corp., 3.25%, 8/1/39	3,058,760
3,070	Microchip Technology, Inc., 1.625%, 2/15/25 (e)(f)	2,966,388
3,265	Micron Technology, Inc., 3.00%, 11/15/43	2,307,947
1,500	NVIDIA Corp., 1.00%, 12/1/18	2,261,250
1,420	ON Semiconductor Corp., 1.00%, 12/1/20 (e)(f)	1,260,250
	SunEdison, Inc. (e)(f),
4,000	2.625%, 6/1/23	907,500

30 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2016 (continued)

Principal Amount (000s)		Value
	Semiconductors & Semiconductor Equipment (continued)
$1,000	3.375%, 6/1/25	$226,875
1,135	SunPower Corp., 4.00%, 1/15/23 (e)(f)	1,222,253
		14,211,223
	Software – 1.0%
2,500	FireEye, Inc., 1.00%, 6/1/35 (e)(f)	2,062,500
3,125	TeleCommunication Systems, Inc., 7.75%, 6/30/18	3,187,500
		5,250,000
	Thrifts & Mortgage Finance – 0.0%
200	MGIC Investment Corp., 5.00%, 5/1/17	207,750
	Tobacco – 0.4%
1,700	Vector Group Ltd., 1.75%, 4/15/20 (i)	1,901,875
Total Convertible Bonds & Notes (cost-$68,989,512)		58,716,707

Units
Warrants (a) – 0.0%
11,116	General Motors Co., expires 7/10/16 (cost-$775,632)	175,911

Principal Amount (000s)
Short-Term Investment – 2.4%
	Time Deposit – 2.4%
$13,076	ANZ National Bank – London, 0.14%, 2/1/16 (cost-$13,075,814)	13,075,814
Total Investments, before call options written (cost-$678,461,311) – 100.2%		552,668,492

Contracts
Call Options Written (a) – (0.0)%
	Alphabet, Inc., (ASE),
90	strike price $850, expires 2/19/16	(28,350)
	Amazon.com, Inc., (ASE),
80	strike price $775, expires 2/19/16	(12,080)
	Bristol-Myers Squibb Co., (CBOE),
745	strike price $69.50, expires 2/19/16	(2,608)
	Coca-Cola Co., (CBOE),
1,235	strike price $45, expires 3/18/16	(27,170)
	Facebook, Inc., (ASE),
235	strike price $115, expires 2/19/16	(43,357)
235	strike price $120, expires 3/18/16	(40,655)
	Intel Corp., (ASE),
1,505	strike price $38, expires 2/19/16	(3,010)
	Kroger Co., (CBOE),
690	strike price $42.50, expires 3/18/16	(18,975)

January 31, 2016 | Annual Report 31

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2016 (continued)

Contracts		Value
	McDonald’s Corp., (CBOE),
350	strike price $124, expires 2/19/16	$(69,650)
	Microsoft Corp., (ASE),
990	strike price $62.50, expires 2/19/16	(5,940)
	Starbucks Corp., (CBOE),
810	strike price $64, expires 2/19/16	(10,530)
	United HealthGroup, Inc., (CBOE),
280	strike price $125, expires 3/18/16	(18,760)
	Valero Energy Corp., (CBOE),
505	strike price $75, expires 2/19/16	(13,130)
Total Call Options Written (premiums received-$452,476)		(294,215)
Total Investments, net of call options written (cost-$678,008,835) – 100.2%		552,374,277
Other liabilities in excess of other assets – (0.2)%		(996,734)
Net Assets – 100.0%		$551,377,543

Notes to Schedule of Investments:

(a)	Non-income producing.
(b)	All or partial amount segregated for the benefit of the counterparty as collateral for call options written.
(c)	Perpetual maturity. The date shown, if any, is the next call date.
(d)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(e)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $12,962,197, representing 2.4% of net assets.
(f)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(g)	In default.
(h)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(i)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.
(j)	Transactions in call options written for the year ended January 31, 2016:

	Contracts	Premiums
Options outstanding, January 31, 2015	10,450	$671,136
Options written	90,553	4,792,303
Options terminated in closing transactions	(23,957)	(1,473,059)
Options expired	(69,221)	(3,535,357)
Options exercised	(75)	(2,547)
Options outstanding, January 31, 2016	7,750	$452,476

32 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2016 (continued)

(k)	Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/16
Investments in Securities – Assets
Common Stock	$388,452,749	$–	$–	$388,452,749
Convertible Preferred Stock:
Electronic Equipment, Instruments & Components	–	–	3,895,800	3,895,800
Food Products	2,641,760	6,577,600	–	9,219,360
Health Care Providers & Services	3,777,190	–	9,097,103	12,874,293
Oil, Gas & Consumable Fuels	3,305,769	419,406	–	3,725,175
Pharmaceuticals	5,229,819	2,892,660	–	8,122,479
Technology Hardware, Storage & Peripherals	–	–	5,086,196	5,086,196
All Other	49,324,008	–	–	49,324,008
Convertible Bonds & Notes	–	58,716,707	–	58,716,707
Warrants	175,911	–	–	175,911
Short-Term Investment	–	13,075,814	–	13,075,814
	452,907,206	81,682,187	18,079,099	552,668,492
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(294,215)	$–	$–	$(294,215)
Totals	$452,612,991	$81,682,187	$18,079,099	$552,374,277

At January 31, 2016, a security valued at $4,291,350 was transferred from Level 1 to Level 2. This transfer was a result of a security with an exchange-traded closing price at January 31, 2015, using an evaluated mean price at January 31, 2016.

At January 31, 2016, a security valued at $4,209,000 was transferred from Level 2 to Level 1. This transfer was a result of a security with an evaluated mean price at January 31, 2015, using an exchange-traded closing price at January 31, 2016.

January 31, 2016 | Annual Report 33

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2016 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2016, was as follows:

	Beginning Balance 1/31/15	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/16
Investments in Securities – Assets
Convertible Preferred Stock:
Automobiles	$5,464,615	$–	$(5,487,599)†	–	$–	$22,984	–	–	$–
Banks	5,092,875	–	(5,590,620)†	–	–	497,745	–	–	–
Electronic Equipment, Instruments & Components	–	5,297,600	–	–	–	(1,401,800)	–	–	3,895,800
Energy Equipment & Services	5,918,770	–	(7,034,561)†	–	–	1,115,791	–	–	–
Food Products	5,164,185	–	(5,616,865)†	–	–	452,680	–	–	–
Health Care Equipment & Supplies	3,406,725	–	(3,512,532)	–	171,727	(65,920)	–	–	–
Health Care Providers & Services	6,385,302	10,886,326	(6,610,786)	–	922,192	(2,485,931)	–	–	9,097,103
Internet Software & Services	4,518,041	–	(5,338,281)†	–	–	820,240	–	–	–
Multiline Retail	6,190,580	–	(6,371,840)†	–	–	181,260	–	–	–
Oil, Gas & Consumable Fuels	4,626,866	–	(4,572,956)	–	(1,156,122)	1,102,212	–	–	–
Pharmaceuticals	11,375,023	–	(12,908,265)	–	3,128,137	(1,594,895)	–	–	–
Semiconductors & Semiconductor Equipment	9,958,390	–	(9,451,502)	–	(1,602,864)	1,095,976	–	–	–
Technology Hardware, Storage & Peripherals	6,704,115	6,551,657	(6,884,368)	–	1,290,984	(2,576,192)	–	–	5,086,196
Totals	$74,805,487	$22,735,583	$(79,380,175)	–	$2,754,054	$(2,835,850)	–	–	$18,079,099

†        Conversion

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2016:

	Ending Balance at 1/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$18,079,099	Third Party Pricing Vendor	Single Broker Quote	$18.12 – $104.95

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2016, was $(4,656,485). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

34 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI Equity & Convertible Income Fund

January 31, 2016 (continued)

(l)	The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2016:

Location	Market Price
Liability derivatives:
Call options written, at value	$(294,215)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2016:

Location	Market Price
Net realized loss on:
Call options written	$(1,915,885)
Net change in unrealized appreciation/depreciation of:
Call options written	$74,905

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during year ended January 31, 2016 was 9,525 call options written contracts.

Glossary :

ADR	- American Depositary Receipt
ASE	- American Stock Exchange
CBOE	- Chicago Board Options Exchange

See accompanying Notes to Financial Statements | January 31, 2016 | Annual Report 35

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

Shares		Value
Common Stock – 69.0%
	Aerospace & Defense – 1.5%
221,000	United Technologies Corp.	$19,379,490
	Automobiles – 2.9%
50,289	Ferrari NV	1,999,993
1,479,700	Ford Motor Co. (b)	17,667,618
614,000	General Motors Co.	18,198,960
		37,866,571
	Banks – 9.1%
355,200	Citigroup, Inc. (b)	15,124,416
967,900	Fifth Third Bancorp (b)	15,292,820
580,500	JPMorgan Chase & Co. (b)	34,539,750
195,000	PNC Financial Services Group, Inc. (b)	16,896,750
717,000	Wells Fargo & Co. (b)	36,014,910
		117,868,646
	Biotechnology – 2.8%
335,000	AbbVie, Inc. (b)	18,391,500
224,510	Gilead Sciences, Inc. (b)	18,634,330
		37,025,830
	Capital Markets – 1.1%
150,000	Ameriprise Financial, Inc. (b)	13,597,500
	Chemicals – 1.2%
236,500	Celanese Corp., Class A (b)	15,057,955
	Communications Equipment – 1.3%
700,900	Cisco Systems, Inc. (b)	16,674,411
	Consumer Finance – 1.3%
264,300	Capital One Financial Corp. (b)	17,343,366
	Diversified Telecommunications Services – 4.2%
1,010,000	AT&T, Inc. (b)	36,420,600
365,000	Verizon Communications, Inc. (b)	18,239,050
		54,659,650
	Electric Utilities – 1.2%
250,100	American Electric Power Co., Inc. (b)	15,248,597
	Electrical Equipment – 1.4%
362,900	Eaton Corp. PLC (b)	18,330,079
	Food & Staples Retailing – 3.2%
614,500	Wal-Mart Stores, Inc.	40,778,220
	Health Care Providers & Services – 1.7%
326,100	Quest Diagnostics, Inc. (b)	21,414,987
	Household Products – 1.5%
229,305	Procter & Gamble Co. (b)	18,731,925
	Insurance – 6.7%
445,900	Hartford Financial Services Group, Inc.	17,916,262
750,000	MetLife, Inc. (b)	33,487,500
323,700	The Travelers Cos, Inc. (b)	34,648,848
		86,052,610

36 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (continued)

Shares		Value
	IT Services – 2.8%
286,640	International Business Machines Corp. (b)	$35,769,806
	Leisure Products – 1.7%
809,200	Mattel, Inc.	22,325,828
	Metals & Mining – 0.1%
360,789	ArcelorMittal	1,378,214
	Multiline Retail – 1.4%
440,900	Macy’s, Inc. (b)	17,816,769
	Multi-Utilities – 1.3%
410,000	Public Service Enterprise Group, Inc. (b)	16,933,000
	Oil, Gas & Consumable Fuels – 10.5%
240,000	Chevron Corp. (b)	20,752,800
257,600	Exxon Mobil Corp. (b)	20,054,160
912,440	Goodrich Petroleum Corp.	59,309
821,100	Royal Dutch Shell PLC, Class A, ADR (b)	36,070,923
573,400	Sasol Ltd., ADR (b)	14,908,400
620,900	Total SA, ADR (b)	27,518,288
240,400	Valero Energy Corp. (b)	16,315,948
		135,679,828
	Paper & Forest Products – 1.7%
648,200	International Paper Co. (b)	22,174,922
	Pharmaceuticals – 3.8%
170,000	Johnson & Johnson (b)	17,754,800
458,700	Pfizer, Inc. (b)	13,985,763
275,200	Teva Pharmaceutical Industries Ltd., ADR (b)	16,919,296
		48,659,859
	Road & Rail – 1.3%
318,700	Ryder System, Inc. (b)	16,945,279
	Semiconductors & Semiconductor Equipment – 1.0%
400,000	Intel Corp. (b)	12,408,000
	Software – 1.0%
438,400	CA, Inc. (b)	12,595,232
	Technology Hardware, Storage & Peripherals – 1.3%
168,200	Apple, Inc.	16,372,588
Total Common Stock (cost-$948,456,523)		889,089,162

Principal Amount (000s)
Convertible Bonds & Notes – 19.0%
	Automobiles – 0.8%
$65,000	Fiat Chrysler, 7.875%, 12/15/16	4,180,312
7,500	Tesla Motors, Inc., 0.25%, 3/1/19	6,468,750
		10,649,062

January 31, 2016 | Annual Report 37

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (continued)

Principal Amount (000s)		Value
	Biotechnology – 0.4%
$2,150	Cepheid, 1.25%, 2/1/21	$1,810,031
745	Gilead Sciences, Inc., 1.625%, 5/1/16	2,746,726
		4,556,757
	Capital Markets – 0.3%
6,615	Walter Investment Management Corp., 4.50%, 11/1/19	3,770,550
	Commercial Services – 0.1%
1,640	Cenveo Corp., 7.00%, 5/15/17	908,150
	Communications Equipment – 0.6%
2,500	Brocade Communications Systems, Inc., 1.375%, 1/1/20	2,331,250
	Ciena Corp.,
1,000	0.875%, 6/15/17	985,000
4,000	3.75%, 10/15/18 (c)(d)	4,572,500
		7,888,750
	Consumer Finance – 0.6%
5,000	Encore Capital Group, Inc., 2.875%, 3/15/21	3,028,125
5,505	PRA Group, Inc., 3.00%, 8/1/20	4,324,866
		7,352,991
	Electonic Equipment, Instruments & Components – 0.2%
2,840	TTM Technologies, Inc., 1.75%, 12/15/20	2,302,175
	Electrical Equipment – 0.2%
3,175	SolarCity Corp., 1.625%, 11/1/19	2,107,406
	Energy Equipment & Services – 0.1%
2,000	Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	1,071,250
	Health Care Equipment & Supplies – 0.6%
	Hologic, Inc. (e),
3,750	zero coupon, 12/15/43	4,577,344
55	2.00%, 3/1/42	67,650
1,000	NuVasive, Inc., 2.75%, 7/1/17	1,224,375
2,000	Wright Medical Group, Inc., 2.00%, 2/15/20 (c)(d)	1,903,750
		7,773,119
	Health Care Technology – 0.3%
4,250	Allscripts Healthcare Solutions, Inc., 1.25%, 7/1/20	4,401,406
	Household Durables – 1.1%
6,500	CalAtlantic Group, Inc., 0.25%, 6/1/19	5,732,187
2,510	Jarden Corp., 1.125%, 3/15/34	2,938,269
2,000	KB Home, 1.375%, 2/1/19	1,740,000
2,400	Lennar Corp., 3.25%, 11/15/21 (c)(d)	4,339,500
		14,749,956
	Independent Power & Renewable Electricity Producers – 0.4%
	NRG Yield, Inc. (c)(d),
4,300	3.25%, 6/1/20	3,547,500
2,500	3.50%, 2/1/19	2,203,125
		5,750,625

38 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (continued)

Principal Amount (000s)		Value
	Insurance – 0.1%
$1,500	AmTrust Financial Services, Inc., 2.75%, 12/15/44	$1,318,125
	Internet & Catalog Retail – 0.9%
2,010	Ctrip.com International Ltd., 1.00%, 7/1/20 (c)(d)	2,139,394
	Priceline Group, Inc.,
4,000	0.35%, 6/15/20	4,432,500
5,000	0.90%, 9/15/21	4,828,125
		11,400,019
	Internet Software & Services – 2.5%
4,000	Akamai Technologies, Inc., zero coupon, 2/15/19	3,747,520
1,500	Cornerstone OnDemand, Inc., 1.50%, 7/1/18	1,444,687
5,000	Gogo, Inc., 3.75%, 3/1/20 (c)(d)	4,337,525
3,950	LinkedIn Corp., 0.50%, 11/1/19	4,021,594
1,000	SINA Corp., 1.00%, 12/1/18	975,625
12,530	Twitter, Inc., 0.25%, 9/15/19	10,775,800
5,000	Web.com Group, Inc., 1.00%, 8/15/18	4,631,250
2,000	WebMD Health Corp., 1.50%, 12/1/20	2,321,250
		32,255,251
	IT Services – 0.3%
4,300	Cardtronics, Inc., 1.00%, 12/1/20	3,880,750
	Life Sciences Tools & Services – 0.2%
400	Fluidigm Corp., 2.75%, 2/1/34	200,750
2,500	Illumina, Inc., 0.50%, 6/15/21	2,734,375
		2,935,125
	Machinery – 0.5%
4,020	Meritor, Inc., 7.875%, 3/1/26	4,351,650
4,500	Navistar International Corp., 4.75%, 4/15/19	1,895,625
		6,247,275
	Media – 0.3%
1,500	Liberty Media Corp., 1.375%, 10/15/23	1,423,125
2,000	Live Nation Entertainment, Inc., 2.50%, 5/15/19	1,985,000
		3,408,125
	Oil, Gas & Consumable Fuels – 0.4%
5,315	Cheniere Energy, Inc., 4.25%, 3/15/45	2,614,316
5,500	Cobalt International Energy, Inc., 2.625%, 12/1/19	2,835,937
1,000	Energy XXI Ltd., 3.00%, 12/15/18	30,000
		5,480,253
	Personal Products – 0.3%
4,030	Herbalife Ltd., 2.00%, 8/15/19	3,226,539
	Pharmaceuticals – 1.0%
2,590	Horizon Pharma Investment Ltd., 2.50%, 3/15/22 (c)(d)	2,279,200
4,425	Impax Laboratories, Inc., 2.00%, 6/15/22 (c)(d)	4,129,078
3,800	Teligent, Inc., 3.75%, 12/15/19	3,363,000
2,385	Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/26	3,516,385
		13,287,663

January 31, 2016 | Annual Report 39

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (continued)

Principal Amount (000s)		Value
	Semiconductors & Semiconductor Equipment – 3.7%
$3,900	Inphi Corp., 1.125%, 12/1/20 (c)(d)	$3,775,688
1,610	Intel Corp., 3.25%, 8/1/39	2,462,302
2,400	Lam Research Corp., 1.25%, 5/15/18	3,232,500
6,150	Microchip Technology, Inc., 1.625%, 2/15/25 (c)(d)	5,942,437
7,345	Micron Technology, Inc., 3.00%, 11/15/43	5,191,997
3,020	NVIDIA Corp., 1.00%, 12/1/18	4,552,650
5,000	NXP Semiconductors NV, 1.00%, 12/1/19	5,293,750
	ON Semiconductor Corp.,
5,000	1.00%, 12/1/20 (c)(d)	4,437,500
2,000	2.625%, 12/15/26	2,146,250
	SunEdison, Inc. (c)(d),
2,915	2.625%, 6/1/23	661,341
3,820	3.375%, 6/1/25	866,662
	SunPower Corp.,
4,000	0.875%, 6/1/21	3,200,000
2,365	4.00%, 1/15/23 (c)(d)	2,546,809
2,000	Xilinx, Inc., 2.625%, 6/15/17	3,472,500
		47,782,386
	Software – 2.1%
570	Electronic Arts, Inc., 0.75%, 7/15/16	1,154,606
	FireEye, Inc. (c)(d),
1,000	1.00%, 6/1/35	825,000
4,500	1.625%, 6/1/35	3,456,562
1,000	NetSuite, Inc., 0.25%, 6/1/18	941,875
2,950	Nuance Communications, Inc., 1.00%, 12/15/35 (c)(d)	2,671,594
1,000	Proofpoint, Inc., 0.75%, 6/15/20 (c)(d)	940,625
2,500	Red Hat, Inc., 0.25%, 10/1/19	2,976,563
2,000	Take-Two Interactive Software, Inc., 1.00%, 7/1/18	3,328,750
3,230	TeleCommunication Systems, Inc., 7.75%, 6/30/18	3,294,600
7,500	Verint Systems, Inc., 1.50%, 6/1/21	6,881,250
		26,471,425
	Specialty Retail – 0.4%
5,950	Restoration Hardware Holdings, Inc., zero coupon, 7/15/20 (c)(d)	4,719,094
	Technology Hardware, Storage & Peripherals – 0.4%
5,575	Electronics For Imaging, Inc., 0.75%, 9/1/19	5,623,781
	Thrifts & Mortgage Finance – 0.1%
1,295	Radian Group, Inc., 2.25%, 3/1/19	1,411,550
	Trading Companies & Distributors – 0.1%
1,200	Air Lease Corp., 3.875%, 12/1/18	1,402,500
Total Convertible Bonds & Notes (cost-$290,297,281)		244,132,058

40 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (continued)

Shares		Value
Convertible Preferred Stock – 9.0%
	Banks – 0.6%
3,525	Huntington Bancshares, Inc., 8.50% (f)	$4,864,500
2,790	Wells Fargo & Co., Ser. L, 7.50% (f)	3,269,880
		8,134,380
	Commercial Services & Supplies – 0.3%
45,000	Stericycle, Inc., 5.25%, 9/15/18	4,091,850
	Diversified Financial Services – 0.7%
7,665	Bank of America Corp., Ser. L, 7.25% (f)	8,409,118
	Diversified Telecommunications Services – 0.8%
110,050	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	9,836,269
50,000	Intelsat SA, 5.75%, 5/1/16	490,500
		10,326,769
	Food Products – 1.2%
78,830	Bunge Ltd., 4.875% (f)	6,932,113
15,500	Post Holdings, Inc., 2.50% (f)	1,771,844
98,950	Tyson Foods, Inc., 4.75%, 7/15/17	5,940,958
		14,644,915
	Health Care Providers & Services – 0.7%
200,000	Anthem, Inc., 5.25%, 5/1/18	8,818,000
	Independent Power & Renewable Electricity Producers – 0.2%
57,635	Dynegy, Inc., 5.375%, 11/1/17	2,501,359
	Multi-Utilities – 1.2%
204,100	AES Trust III, 6.75%, 10/15/29	9,821,292
121,500	Dominion Resources, Inc., 6.375%, 7/1/17	6,045,840
		15,867,132
	Oil, Gas & Consumable Fuels – 0.7%
45,100	ATP Oil & Gas Corp., 8.00% (a)(c)(d)(f)(g)	90
99,950	Chesapeake Energy Corp., 5.00% (f)	1,230,974
16,265	Energy XXI Ltd., 5.625% (f)	223,644
56,750	Kinder Morgan, Inc., 9.75%, 10/26/18	2,448,763
224,530	Sanchez Energy Corp., 6.50% (f)	2,011,789
54,980	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	1,121,592
66,625	WPX Energy, Inc., 6.25%, 7/31/18	1,930,126
		8,966,978
	Pharmaceuticals – 1.4%
12,350	Allergan PLC, Ser. A, 5.50%, 3/1/18	11,711,382
6,225	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18 (a)	6,083,381
		17,794,763
	Real Estate Investment Trust – 0.8%
176,800	Alexandria Real Estate Equities, Inc., 7.00% (f)	4,862,000
	American Tower Corp.,
27,000	5.25%, 5/15/17	2,677,320
10,000	5.50%, 2/15/18	987,500
35,385	Welltower, Inc., 6.50% (f)	2,008,452
		10,535,272

January 31, 2016 | Annual Report 41

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (continued)

Shares		Value
	Wireless Telecommunication Services – 0.4%
75,000	T-Mobile US, Inc., 5.50%, 12/15/17	$5,176,500
Total Convertible Preferred Stock (cost-$152,429,052)		115,267,036

Principal Amount (000s)
Short-Term Investments – 2.4%
	Time Deposits – 2.4%
$22,786	JPMorgan Chase & Co.-New York, 0.14%, 2/1/16	22,786,009
8,379	Wells Fargo-Grand Cayman, 0.14%, 2/1/16	8,379,129
Total Short-Term Investments (cost-$31,165,138)		31,165,138
Total Investments, before call options written (cost-$1,422,347,994) – 99.4%		1,279,653,394

Contracts
Call Options Written (a) – (0.8)%
	Consumer Discretionary Select Sector SPDR Index, (ASE),
5,000	strike price $82.50, expires 2/5/16	(37,500)
	KBW Bank Index, (CBOE),
6,500	strike price $65, expires 3/18/16	(1,755,000)
	NASDAQ 100 Index, (CBOE),
90	strike price $4400, expires 3/11/16	(538,200)
	Philadelphia Oil Services Sector Index, (PHL),
2,500	strike price $172.50, expires 2/19/16	(493,750)
	Philadelphia Stock Exchange KBW Bank Flex Index, (CBOE),
6,000	strike price $66, expires 3/11/16	(744,968)
6,000	strike price $66, expires 3/24/16	(931,672)
5,500	strike price $75.50, expires 2/5/16	(222)
3,000	strike price $157, expires 3/11/16	(1,247,568)
	Standard & Poor’s 500 Index, (CBOE),
225	strike price $1935, expires 2/26/16	(823,500)
225	strike price $1935, expires 3/4/16	(930,375)
200	strike price $1940, expires 3/11/16	(839,000)
200	strike price $1950, expires 3/4/16	(662,000)
200	strike price $1965, expires 3/18/16	(660,000)
200	strike price $1985, expires 2/26/16	(275,000)
200	strike price $2080, expires 2/5/16	(1,500)
200	strike price $2125, expires 2/12/16	(2,000)
200	strike price $2145, expires 2/12/16	(1,500)
150	strike price $2150, expires 2/19/16	(1,500)
Total Call Options Written (premiums received-$7,877,431)		(9,945,255)
Total Investments, net of call options written (cost-$1,414,470,563) – 98.6%		1,269,708,139
Other assets less other liabilities – 1.4%		18,610,607
Net Assets – 100.0%		$1,288,318,746

42 Annual Report | January 31, 2016

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (continued)

Notes to Schedule of Investements:

(a)	Non-income producing.
(b)	All or partial amount segregated for the benefit of the counterparty as collateral for call options written.
(c)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $60,294,974, representing 4.7% of net assets.
(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(f)	Perpetual maturity. The date shown, if any, is the next call date.
(g)	In default.
(h)	Transactions in call options written for the year ended January 31, 2016:

	Contracts	Premiums
Options outstanding, January 31, 2015	62,655	$11,609,448
Options written	397,120	82,684,174
Options terminated in closing transactions	(150,935)	(29,158,679)
Options expired	(272,250)	(57,257,512)
Options outstanding, January 31, 2016	36,590	$7,877,431

(i)	Fair Value Measurements–See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/16
Investments in Securities – Assets
Common Stock	$889,089,162	$–	–	$889,089,162
Convertible Bonds & Notes	–	244,132,058	–	244,132,058
Convertible Preferred Stock:
Food Products	5,940,958	8,703,957	–	14,644,915
Oil, Gas & Consumable Fuels	5,500,481	3,466,497	–	8,966,978
Pharmaceuticals	11,711,382	6,083,381	–	17,794,763
All Other	73,860,380	–	–	73,860,380
Short-Term Investments	–	31,165,138	–	31,165,138
	986,102,363	293,551,031	–	1,279,653,394
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(7,020,825)	$(2,924,430)	–	$(9,945,255)
Totals	$979,081,538	$290,626,601	–	$1,269,708,139

At January 31, 2016, a security valued at $6,932,113 was transferred from Level 1 to Level 2. This transfer was a result of a security with an exchange-traded closing price at January 31, 2015, using an evaluated mean price at January 31, 2016.

At January 31, 2016, securities valued at $7,541,820 were transferred from Level 2 to Level 1. This transfer was a result of securities with an evaluated mean price at January 31, 2015, using an exchange-traded closing price at January 31, 2016.

January 31, 2016 | Annual Report 43

Schedule of Investments

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2016, was as follows:

	Beginning Balance 1/31/15	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 1/31/16
Investments in Securities – Assets
Convertible Preferred Stock:
Energy Equipment & Services	$981,550	–	$(1,159,844)†	–	$–	$178,294	–	–	–
Oil, Gas & Consumable Fuels	2,809,762	–	(2,777,024)	–	(679,775)	647,037	–	–	–
Totals	$3,791,312	–	$(3,936,868)	–	$(679,775)	$825,331	–	–	–

†  Conversion

(j)	The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statements of Assets and Liabilities at January 31, 2016:

Location	Market Price
Liability derivatives:
Call options written, at value	$(9,945,255)

The effect of derivatives on the Fund’s Statements of Operations for the year ended January 31, 2016:

Location	Market Price
Net realized gain on:
Call options written	$12,147,181
Net change in unrealized appreciation/depreciation of:
Call options written	$(7,612,231)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity during the year ended January 31, 2016 was 54,642 call options written contracts.

Glossary :

ADR	- American Depositary Receipt
ASE	- American Stock Exchange
CBOE	- Chicago Board Options Exchange
PHL	- Philadelphia Stock Exchange
SPDR	- Standard & Poor’s Depository Receipt

44 Annual Report | January 31, 2016 | See accompanying Notes to Financial Statements

Statements of Assets & Liabilities

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Assets:
Investments, at value (cost-$361,185,736, $678,461,311 and $1,422,347,994, respectively)	$307,066,093	$552,668,492	$1,279,653,394
Receivable for investments sold	2,189,887	92,507	21,880,676
Interest and dividends receivable	2,188,976	1,459,046	3,915,493
Prepaid expenses and other assets	25,847	6,112	12,816
Investments in Affiliated Funds-Trustees Deferred Compensation Plan (see Note 4)	3,309	10,132	25,286
Total Assets	311,474,112	554,236,289	1,305,487,665

Liabilities:
Loan payable	75,000,000	–	–
Dividends payable to common and mandatory redeemable preferred shareholders	1,899,115	–	–
Payable for investments purchased	1,391,802	1,780,644	5,884,468
Loan interest payable	651,194	–	–
Payable for shares repurchased	365,458	–	–
Investment management fees payable	265,479	468,329	987,104
Call options written, at value (premiums received- $102,810, $452,476 and $7,877,431, respectively)	75,510	294,215	9,945,255
Accrued expenses	178,153	305,426	326,806
Trustees Deferred Compensation Plan payable (see Note 4)	3,309	10,132	25,286
Mandatory redeemable preferred shares (see Note 7)	30,000,000	–	–
Total Liabilities	109,830,020	2,858,746	17,168,919
Net Assets Applicable to Common Shareholders	$201,644,092	$551,377,543	$1,288,318,746

Composition of Net Assets Applicable to Common Shareholders:
Common Stock:
Par value ($0.00001 per share)	$107	$277	$948
Paid-in-capital in excess of par	257,302,728	671,869,784	1,643,604,577
Undistributed (dividends in excess of) net investment income	(2,409,473)	505,663	(4,587,973)
Accumulated net realized gain (loss)	843,073	4,643,390	(205,936,382)
Net unrealized depreciation	(54,092,343)	(125,641,571)	(144,762,424)
Net Assets Applicable to Common Shareholders	$201,644,092	$551,377,543	$1,288,318,746
Common Shares Issued and Outstanding	10,661,039	27,708,965	94,801,581
Net Asset Value Per Common Share	$18.91	$19.90	$13.59

See accompanying Notes to Financial Statements | January 31, 2016 | Annual Report 45

Statements of Operations

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Period or Year ended January 31, 2016

	Diversified Income & Convertible(1)	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Investment Income:
Interest	$5,086,169	$2,262,304	$7,999,730
Dividends (net of foreign withholding taxes of $0, $2,760 and $1,225,980, respectively)	2,340,719	17,439,859	43,040,809
Total Investment Income	7,426,888	19,702,163	51,040,539

Expenses:
Investment management	2,322,238	6,065,499	13,598,585
Loan Interest	1,162,030	–	–
Legal	658,277	57,726	122,361
Placement Costs	435,001	–	–
Dividend	430,384	–	127,610
Custodian and accounting agent	118,710	132,185	331,864
Audit and tax services	77,508	82,393	101,957
New York Stock Exchange listing	44,505	26,324	76,875
Shareholder communications	36,610	61,125	82,990
Transfer agent	21,404	25,550	25,550
Trustees’	9,331	28,567	77,230
Insurance	4,004	15,460	32,669
Excise tax	–	140,019	–
Proxy	–	1,898	5,257
Miscellaneous	61,121	10,339	86,429
Total Expenses	5,381,123	6,647,085	14,669,377

Net Investment Income	2,045,765	13,055,078	36,371,162

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,339,346	28,145,287	(13,656,272)
Call options written	(418,091)	(1,915,885)	12,147,181
Net change in unrealized appreciation/depreciation of:
Investments	(54,119,643)	(58,996,602)	(189,226,593)
Call options written	27,300	74,905	(7,612,231)
Foreign currency transactions	–	(1,073)	–
Net realized and change in unrealized loss	(45,171,088)	(32,693,368)	(198,347,915)

Net Decrease in Net Assets Resulting from Investment Operations	$(43,125,323)	$(19,638,290)	$(161,976,753)

(1) Commencement of operations, May 27, 2015.

46 Annual Report | January 31, 2016 | See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Diversified Income & Convertible Fund

Period from May 27, 2015* through January 31, 2016
Investment Operations:
Net investment income	$2,045,765
Net realized gain	8,921,255
Net unrealized depreciation	(54,092,343)
Net decrease in net assets resulting from investment operations	(43,125,323)

Dividends and Distributions to Common Shareholders from:
Net investment income	(6,840,347)
Net realized gains	(6,128,074)
Total dividends and distributions to common shareholders	(12,968,421)

Common Share Transactions:
Net proceeds from the sale of common stock	269,548,750
Cost of shares repurchased	(11,346,426)
Offering costs charged to paid-in capital in excess of par (See Note 1)	(564,500)
Net increase from common share transactions	257,637,824
Total increase in net assets	201,544,080

Net Assets:
Beginning of period	100,012
End of period**	$201,644,092
** Including dividends in excess of net investment income of:	$(2,409,473)

Shares Activity:
Shares outstanding, beginning of period	4,189
Shares issued	11,290,000
Shares repurchased	(633,150)
Shares outstanding, end of period	10,661,039

* Commencement of operations.

See accompanying Notes to Financial Statements | January 31, 2016 | Annual Report 47

Statements of Changes in Net Assets

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Equity & Convertible Income:

	Year ended January 31, 2016	Year ended January 31, 2015
Investment Operations:
Net investment income	$13,055,078	$14,721,590
Net realized gain	26,229,402	37,693,599
Net change in unrealized depreciation	(58,922,770)	(6,491,570)
Net increase (decrease) in net assets resulting from investment operations	(19,638,290)	45,923,619

Dividends and Distributions to Shareholders from:
Net investment income	(11,312,659)	(17,371,298)
Net realized gains	(30,804,968)	(19,204,536)
Total dividends and distributions to shareholders	(42,117,627)	(36,575,834)
Total increase (decrease) in net assets	(61,755,917)	9,347,785

Net Assets:
Beginning of year	613,133,460	603,785,675
End of year*	$551,377,543	$613,133,460
* Including undistributed (dividends in excess of) net investment income of:	$505,663	$(1,299,443)

Dividend, Interest & Premium Strategy:

	Year ended January 31, 2016	Year ended January 31, 2015
Investment Operations:
Net investment income	$36,371,162	$38,106,806
Net realized gain (loss)	(1,509,091)	3,113,830
Net change in unrealized appreciation/depreciation	(196,838,824)	11,228,650
Net increase (decrease) in net assets resulting from investment operations	(161,976,753)	52,449,286

Dividends and Distributions to Shareholders from:
Net investment income	(37,129,377)	(61,282,650)
Return of capital	(119,293,232)	(109,047,821)
Total dividends and distributions to shareholders	(156,422,609)	(170,330,471)

Capital Share Transactions:
Reinvestment of dividends	–	5,110,549
Total decrease in net assets	(318,399,362)	(112,770,636)

Net Assets:
Beginning of year	1,606,718,108	1,719,488,744
End of year*	$1,288,318,746	$1,606,718,108
* Including dividends in excess of net investment income of:	$(4,587,973)	$(4,097,116)
Shares Issued in Reinvestment of Dividends and Distributions	–	277,256

48 Annual Report | January 31, 2016 | See accompanying Notes to Financial Statements

Statement of Cash Flows*

AllianzGI Diversified Income & Convertible Fund

For the Period from May 27, 2015** through January 31, 2016

Increase in Cash from:

Cash Flows used for Operating Activities:
Net decrease in net assets resulting from investment operations	$(43,125,323)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Investment Operations to Net Cash used for Operating Activities:
Purchases of long-term investments	(827,448,297)
Proceeds from sales of long-term investments	483,373,065
(Purchases) sales of short-term investments, net	(7,963,275)
Net unrealized depreciation	54,092,343
Net amortization/accretion on investments	192,117
Net realized gain	(8,921,255)
Proceeds from sale of written options	990,224
Payments to cover written options	(1,305,505)
Payable for investments purchased	1,391,802
Investments in Affiliated Funds – Trustees Deferred Compensation Plan	(3,309)
Trustees Deferred Compensation Plan payable	3,309
Receivable for investments sold	(2,189,887)
Interest and dividends receivable	(2,188,976)
Prepaid expenses and other assets	(25,847)
Accrued expenses	178,153
Investment management fees payable	265,479
Loan interest payable	651,194
Net cash used for operating activities	$(352,033,988)

Cash Flows used for Financing Activities:
Seed capital	100,012
Proceeds from the sale of common stock	269,548,750
Loan payable	75,000,000
Mandatory redeemable preferred shares	30,000,000
Shares repurchased	(10,980,968)
Offering costs	(564,500)
Cash dividends paid	(11,069,306)
Net cash used for financing activities	$352,033,988
Net increase in cash	–

Cash
Beginning of period	–
End of period	$–

Noncash Investing and Financing Activities:
Noncash investing transactions – Conversions of convertible preferred stock	$49,123,710
Cash Paid for Interest	$510,836

* A Statement of Cash Flows is not required for Equity & Convertible Income and Dividend, Interest & Premium Strategy.

** Commencement of operations.

See accompanying Notes to Financial Statements | January 31, 2016 | Annual Report 49

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

1. Organization and Significant Accounting Policies

AllianzGI Diversified Income & Convertible Fund (“Diversified Income & Convertible”), AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (“Dividend, Interest & Premium Strategy”) (each, a “Fund” and, collectively, the “Funds”) were organized as Massachusetts business trusts on March 10, 2015, December 12, 2006 and August 20, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification topic 946 Financial Services – Investment Companies. Prior to commencing operations on May 27, 2015, February 27, 2007, and February 28, 2005, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder and the sale and issuance of 4,189 shares at an aggregate price of $100,012 for Diversified Income & Convertible to Allianz Asset Management of America L.P. (“AAM”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”), each an affiliate of the Investment Manager (each a “Sub-Adviser” and collectively the “Sub-Advisers”), serve as the Funds’ sub-advisers. The Investment Manager, AllianzGI U.S. and NFJ are indirect, wholly-owned subsidiaries of AAM. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Diversified Income & Convertible’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. Under normal market conditions, the Fund will seek to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. The Fund expects to employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio.

Equity & Convertible Income’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its objective by investing in a diversified portfolio of equity securities and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on the equity securities held by the Fund as well as on equity indexes.

Dividend, Interest & Premium Strategy’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. Under normal market conditions the Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying

50 Annual Report | January 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

1. Organization and Significant Accounting Policies (continued)

common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

Diversified Income & Convertible issued 11,200,000 shares of common stock in its initial public offering. An additional 90,000 shares were issued in connection with the exercise of the underwriters’ over-allotment option. These shares were all issued at $25.00 per share. A sales load of $1.125 per share was deducted from gross offering proceeds. Offering costs of $564,500 (representing $0.05 per share) were also deducted from gross proceeds of the offering and have been charged to paid-in capital in excess of par. The Investment Manager paid all offering costs associated with the initial public offering (other than the sales load) exceeding $0.05 per share, which came to approximately $890,000. In addition, the underwriters commission and offering costs have been charged to paid-in-capital in excess of par.

There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where

January 31, 2016 | Annual Report 51

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

1. Organization and Significant Accounting Policies (continued)

available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Advisers) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuation of the common stock underlying the synthetic security.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

52 Annual Report | January 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

1. Organization and Significant Accounting Policies (continued)

■

Level 3 – valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the period or year ended January 31, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and

January 31, 2016 | Annual Report 53

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

1. Organization and Significant Accounting Policies (continued)

high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

54 Annual Report | January 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

1. Organization and Significant Accounting Policies (continued)

Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of January 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders

Diversified Income & Convertible declares dividends and distributions on a monthly basis. Equity & Convertible Income and Dividend, Interest & Premium Strategy declare dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

January 31, 2016 | Annual Report 55

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

1. Organization and Significant Accounting Policies (continued)

(g) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Funds to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(h) Short Sales

Short sale transactions involve the Funds selling securities they do not own in anticipation of a decline in the market price of the securities. The Funds are obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. There were no open short sales at January 31, 2016.

(i) Statement of Cash Flows

U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the fund had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Diversified Income & Convertible’s indebtedness has been determined to be at a level requiring a statement of cash flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from

56 Annual Report | January 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

1. Organization and Significant Accounting Policies (continued)

operations to be adjusted to reconcile to net cash flows from operating activities.

(j) Loan Interest Expense

Loan Interest expense relates to the Diversified Income & Convertible’s participation in debt financing transactions (See Notes 7 and 8). Interest expense is recorded as it is incurred.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, adverse changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively

January 31, 2016 | Annual Report 57

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

2. Principal Risks (continued)

affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 7 and Note 8, Diversified Income & Convertible has mandatory redeemable preferred shares and senior secured notes outstanding and entered into margin loan financing.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may also be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

Diversified Income & Convertible will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, unless such term is extended by the Trustees and absent Trustee and shareholder approval

58 Annual Report | January 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

2. Principal Risks (continued)

to amend the limited term. Leading up to the Fund’s dissolution date, the Fund may begin liquidating all or a portion of the Fund’s portfolio, and the Fund may deviate from its investment strategy. As a result, during the wind-down period, the Fund’s distributions may decrease, and such distributions may include a return of capital. The Fund does not seek to return $25.00 per common share (its initial offering price) upon termination. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.

There can be no assurance that repurchases of common shares by Diversified Income & Convertible pursuant to its Repurchase Plan (as defined in Note 9) will cause the common shares to trade at a price equal to or in excess of NAV or prevent or reduce any decline in the market price of the common shares. Any acquisition of common shares by the Fund would decrease the managed assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to any leverage outstanding. Because of the nature of the Fund’s investment objective, policies and portfolio, the Investment Manager and the Sub-Adviser do not anticipate that repurchases of common shares should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases, although no assurance can be given that this will be the case. The Fund’s repurchase of shares under the Repurchase Plan will be subject to certain conditions under Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws, including Regulation M, which may prohibit such repurchases under certain circumstances.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the

January 31, 2016 | Annual Report 59

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

3. Financial Derivative Instruments (continued)

option written. These liabilities are reflected as call options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. The Funds’ ability to use options successfully will depend on the Sub-Advisers’ ability to predict pertinent market movements, which cannot be assured. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.

4. Investment Manager/Sub-Advisers & Deferred Compensation

Investment Manager/Sub-Advisers. Each Fund has an Investment Management Agreement (for the purposes of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to their Agreements, Diversified Income & Convertible and Equity & Convertible Income pay the Investment Manager an annual fee, payable monthly, at an annual rate of 1.00% of their average daily total managed assets. Pursuant to its Agreement, Dividend, Interest & Premium Strategy pays the Investment Manager an annual fee, payable monthly, at an annual rate of 0.90% of its average daily total managed assets. Diversified Income & Convertible’s Agreement defines total managed assets as the total assets of the Fund (including assets attributable to any Preferred Shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). The Agreements of each of Equity & Convertible

60 Annual Report | January 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

4. Investment Manager/Sub-Advisers & Deferred Compensation (continued)

Income and Dividend, Interest & Premium Strategy define total managed assets as the total assets of each Fund (including assets attributable to any borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Advisers to manage Dividend, Interest & Premium Strategy. NFJ manages the equity component of the Fund and AllianzGI U.S. manages the convertible and index option strategy components of the Fund. AllianzGI U.S. serves as the sole sub-adviser to Diversified Income & Convertible and Equity & Convertible Income. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan for the Trustees that permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi- Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remain in substantially the same financial position whether Trustee fees are paid when earned or deferred.

5. Investments in Securities

For the period and year ended January 31, 2016, purchases and sales of investments, other than short-term securities were:

	Diversified Income & Convertible	Equity & Convertible Income	Dividend, Interest & Premium Strategy
Purchases	$827,448,297	$649,928,322	$786,259,018
Sales	481,897,638	679,765,481	911,194,806

January 31, 2016 | Annual Report 61

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

6. Income Tax Information

The tax character of dividends and distributions paid were:

	Year ended January 31, 2016				Year ended January 31, 2015
	Ordinary Income (1)	15% Long-Term Capital Gain	25% Long-Term Capital Gain	Return of Capital	Ordinary Income (1)	15% Long-Term Capital Gain	Return of Capital
Diversified Income & Convertible	$12,968,421	$–	$–	$–	$	$	$
Equity & Convertible Income	32,371,472	9,713,546	32,609	–	36,575,834	–	–
Dividend, Interest & Premium Strategy	37,129,377	–	–	119,293,232	61,282,650	–	109,047,821

(1)         Includes short-term capital gains, if any.

At January 31, 2016, the components of distributable earnings were as follows.

					Post-October Capital Loss (3)
	Ordinary Income	15% Long-Term Capital Gain	Capital Loss Carryforwards (2)		Short-Term	Long-Term
Diversified Income & Convertible	$1,730,471	$22,979	$–		$716,582	$(26,399)
Equity & Convertible Income	27,534,519	–	20,167,519	*	–	–
Dividend, Interest & Premium Strategy	–	–	190,265,426		8,372,563	7,292,883

*                 Subject to limitations under IRC Sections 381-384 due to the merger with AllianzGI Global Equity & Convertible Income Fund (NGZ).

(2)         Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

(3)         Capital losses realized during the period November 1, 2015 through January 31, 2016 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

62 Annual Report | January 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

6. Income Tax Information (continued)

At January 31, 2016, capital loss carryforward amounts were:

		No Expiration (4)
	2018	Short-Term	Long-Term
Equity & Convertible Income			$20,167,519
Dividend, Interest & Premium Strategy	$157,410,348	$9,802,937	23,052,141

(4)         Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

For the year ended January 31, 2016, Equity & Convertible Income had a capital loss carryforward which was utilized:

	Post-Enactment Utilized
	Short-Term	Long-Term
Equity & Convertible Income		$334,886

For the year ended January 31, 2016, permanent “book tax” adjustments were:

	Undistributed (dividends in excess of) net investment income	Accumulated net realized gain (loss)	Paid-in Capital In Excess of Par
Diversified Income & Convertible (a)(d)(e)(g)	$2,385,109	$(1,950,108)	$(435,001)
Equity & Convertible Income (a)(b)(d)(e)(f)	62,687	71,181	(133,868)
Dividend, Interest & Premium Strategy (a)(c)(d)(f)	267,358	(267,358)	–

These permanent “book-tax” differences were primarily attributable to:

(a)         Reclassification of contingent debt

(b)         Treatment of convertible securities

(c)          Reclassification of dividend expense

(d)         Section 305 sales adjustment

(e)          Reclassification of non-deductible expenses

(f)           Reclassifications related to investments in Real Estate Investment Trusts (REITs)

(g)          Treatment of bond premium amortization

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At January 31, 2016, the aggregate cost basis and the net unrealized appreciation/depreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis (5)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Income & Convertible	$361,912,979	$407,927	$55,254,813	$(54,846,886)
Equity & Convertible Income	680,573,105	6,751,580	134,656,193	(127,904,613)
Dividend, Interest & Premium Strategy	1,428,487,337	78,883,498	227,717,441	(148,833,943)

(5)         Differences between book and tax cost basis are primarily attributable to the differing treatment of convertible securities, wash sale loss deferrals, Reclassifications in Real Estate Investment Trusts (REITs) and differing treatment of bond premium amortization.

January 31, 2016 | Annual Report 63

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

7. Long-Term Financing Arrangements

On October 2, 2015, Diversified Income & Convertible completed a private placement with a single institutional investor, consisting of $30,000,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025, and $50,000,000 in Senior Secured Notes (“Notes” and together with MRPS, “Long-Term Financing Arrangements”) due November 22, 2029. Fitch Ratings (“Fitch”) assigned a rating of “AA” to the MRPS and “AAA” to the Notes. The Long-Term Financing Arrangements refinanced a portion of the Diversified Income & Convertible’s short-term borrowings under the Margin Loan Financing described in Note 8. Diversified Income & Convertible continues to maintain a short-term credit facility at variable interest rates for a portion of its borrowings.

Mandatory Redeemable Preferred Shares

At January 31, 2016, Diversified Income & Convertible had 1,200,000 shares of MRPS outstanding with an aggregate liquidation preference of $30,000,000 ($25.00 per share). The following table summarizes the key terms of the MRPS at January 31, 2016:

Mandatory Redemption Date	Annual Dividend Rate	Aggregate Liquidation Preference	Estimated Fair Value
October 2, 2025	4.34%	$30,000,000	$30,000,000

Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate of 4.34%, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch, or the equivalent from another rating agency (with the rate increasing at lower rating levels). The MRPS will have a “default” interest rate of 5.00% whenever a past due amount is outstanding with respect to the MRPS. Dividends are accrued daily and paid quarterly and are presented in Diversified Income & Convertible’s Statement of Assets & Liabilities as dividends payable to mandatory redeemable preferred shareholders. For the period ended January 31, 2016, Diversified Income & Convertible paid $325,500 in distributions to mandatory redeemable preferred shareholders.

The MRPS are senior, with priority in all respects, to Diversified Income & Convertible’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares of the Fund, and rank junior to the Fund’s indebtedness, including the Notes, the Margin Loan Financing and any other senior secured indebtedness. Diversified Income & Convertible may redeem all or any part of the MRPS at any time, subject to certain redemption premiums. Diversified Income & Convertible is subject to periodic asset coverage testing and must redeem some or all of the MRPS when its asset coverage declines below certain levels.

64 Annual Report | January 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

7. Long-Term Financing Arrangements (continued)

Senior Secured Notes

At January 31, 2016, Diversified Income & Convertible had $50,000,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of Diversified Income & Convertible, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate of an additional 2.00% while overdue payments are outstanding, and an additional 1.00% during any interest rate period when the Notes, at any time, have a rating of less than “A-” from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $651,194 is included in the Diversified Income & Convertible’s Statement of Operations.

The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2016:

Maturity Date	Interest Rate	Notional/Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000,000	$50,000,000

The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, asset coverage requirements, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

8. Margin Loan Financing

Diversified Income & Convertible has entered into a margin loan financing agreement with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). The margin loan is offered at a daily rate equal to the U.S. 3-month LIBOR rate. At January 31, 2016, the Fund had a borrowing outstanding under the margin agreement totaling $25,000,000. The interest rate charged at January 31, 2016 was 1.51%. During the period ended January 31, 2016, the weighted average daily balance was $25,000,000 at the weighted average interest rate of 1.23%. With respect to the margin loan agreement, interest expense of $510,836 is included in the Fund’s Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by BNP. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

January 31, 2016 | Annual Report 65

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

9. Common Share Repurchase Plan

The common share repurchase plan (the “Repurchase Plan”) of Diversified Income & Convertible (for purposes of this paragraph, the “Fund”) became effective on September 4, 2015. The Board of Trustees initially authorized the Repurchase Plan at the Fund’s organizational meeting on April 20, 2015. The Repurchase Plan is intended in part to provide additional liquidity in the marketplace for the Fund’s common shares. The Repurchase Plan will remain in effect until 230 days after the commencement of the Repurchase Plan (i.e., April 21, 2016) (the “Repurchase Period”), during which the Fund will repurchase its common shares in the open market on any trading day when the Fund’s common shares are trading at a discount of 2% or more from the common shares’ closing NAV on the prior trading day and only so long as shares of the SPDR Barclays Convertible Securities ETF have not, at any time during such trading day, traded down 2% or more from their closing market price on the prior trading day. Any repurchases are and will be made through a single broker-dealer who was not an underwriter in this initial public offering of the Fund’s common shares acting as the Fund’s agent. On any day that shares are repurchased under the Repurchase Plan, the Fund, subject to certain conditions under Rule 10b-18 under the Exchange Act and other applicable laws, including Regulation M, repurchases its shares in an amount equal to the lesser of (i) $125,000 based on the aggregate purchase price of the common shares or (ii) the maximum number of common shares the Fund may purchase under Rule 10b-18, which, generally, is currently 25% of the average daily trading volume of the common shares over the trailing four week period. In addition to providing potential additional liquidity in the marketplace, any repurchases under the Repurchase Plan are made by the Fund at a discount to then current NAV of the common shares and therefore would be accretive to the NAV of the remaining common shares following the repurchases, and the Repurchase Plan may also have the effect of preventing or reducing a significant decline in the market price of the common shares in comparison to their NAV.

For the period ended January 31, 2016, the Fund repurchased 633,150 shares of its common stock on the open market, which represented approximately 6% of shares outstanding as of January 31, 2016 at a total cost, inclusive of commissions ($0.03 per share), of $11,346,426 at a per-share weighted average discount to NAV of 14.10%.

10. Related Party Transactions

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 4 and the accrued related party fee amounts are disclosed on the Statements of Assets & Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or

66 Annual Report | January 31, 2016

Notes to Financial Statements

AllianzGI Diversified Income & Convertible Fund

AllianzGI Equity & Convertible Income Fund

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

January 31, 2016

10. Related Party Transactions (continue)

affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended January 31, 2016, Equity & Convertible Income and Dividend, Interest & Premium Strategy engaged in purchases of securities pursuant to Rule 17a-7 of the Act in the amounts of $1,500,065 and $9,477,504, respectively.

11. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 1, 2016, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable March 1, 2016 to common shareholders of record on February 12, 2016.

On March 1, 2016, a monthly distribution of $0.167 per share was declared to Diversified Income & Convertible common shareholders, payable April 1, 2016 to common shareholders of record on March 11, 2016.

On March 4, 2016, the following quarterly distributions were declared to shareholders, payable March 24, 2016 to shareholders of record on March 14, 2016.

Equity & Convertible Income	$0.38 per share
Dividend, Interest & Premium Strategy	$0.30 per share

On March 22, 2016, the Board of Trustees of Diversified Income & Convertible approved the discontinuance of the Common Share Repurchase Plan effective April 22, 2016.

There were no other subsequent events identified that require recognition or disclosure.

January 31, 2016 | Annual Report 67

Financial Highlights

AllianzGI Diversified Income & Convertible Fund

For a common share outstanding throughout the period:

	For the period May 27, 2015* through January 31, 2016
Net asset value, beginning of period	$23.88
Investment Operations:
Net investment income (1)	0.18
Net realized and unrealized loss	(4.09)
Total from investment operations	(3.91)
Dividends and Distributions to Common Shareholders from:
Net investment income	(0.62)
Net realized gains	(0.55)
Total dividends and distributions to common shareholders	(1.17)
Common Share Transactions:
Offering costs charged to paid-in-capital in excess of par	(0.05)
Accretion to net asset value resulting from share repurchases	0.16
Net asset value, end of period	$18.91
Market price, end of period	$16.40
Total Investment Return (2)	(30.12)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$201,644
Ratio of expenses to average net assets, including interest expense (4)(5)	3.26	%(3)
Ratio of expenses to average net assets, excluding interest expense (4)(5)	2.56	%(3)
Ratio of net investment income to average net assets (5)	1.24	%(3)
Mandatory redeemable preferred shares asset coverage per share	$193
Portfolio turnover rate	149%

*                 Commencement of operations.

(1)         Calculated on average common shares outstanding.

(2)         Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized.

(3)         Annualized.

(4)         Interest expense relates to participation in debt financing (See Note 7 and Note 8).

(5)         Calculated on the basis of income and expenses applicable to both common and mandatory redeemable preferred shares relative to average net assets of common shareholders.

68 Annual Report | January 31, 2016 | See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Equity & Convertible Income Fund

For a share outstanding throughout each year:

	Year ended January 31,

	2016	2015	2014		2013	2012
Net asset value, beginning of year	$22.13	$21.79	$20.10		$19.28	$20.28
Investment Operations:
Net investment income	0.47	0.53	0.56		0.39	0.36
Net realized and change in unrealized gain (loss)	(1.18)	1.13	2.49		1.55	(0.24)
Total from investment operations	(0.71)	1.66	3.05		1.94	0.12
Dividends and Distributions to Shareholders from:
Net investment income	(0.41)	(0.63)	(0.92)		(0.28)	(0.46)
Net realized gains	(1.11)	(0.69)	(0.44)		(0.84)	(0.66)
Total dividends and distributions to shareholders	(1.52)	(1.32)	(1.36)		(1.12)	(1.12)
Net asset value, end of year	$19.90	$22.13 (1)	$21.79		$20.10	$19.28
Market price, end of year	$16.97	$20.01	$18.73		$17.91	$17.22
Total Investment Return (2)	(8.01)%	14.07%	12.35%		10.92%	(4.85)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$551,378	$613,133	$603,786		$448,384	$430,095
Ratio of expenses to average net assets	1.10%	1.13%	1.09	%(3)	1.09%	1.08%
Ratio of net investment income to average net assets	2.15%	2.34%	2.39	%(3)	2.06%	1.87%
Portfolio turnover rate	110%	63%	82%		122%	118%

(1)         Payment from affiliates increased the net asset value by less than $0.01.

(2)         Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)         Inclusive of Reimbursement from Investment Manager of 0.02%.

See accompanying Notes to Financial Statements | January 31, 2016 | Annual Report 69

Financial Highlights

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

For a share outstanding throughout each year:

	Year ended January 31,

	2016	2015	2014		2013	2012
Net asset value, beginning of year	$16.95	$18.19	$17.91		$18.06	$19.12
Investment Operations:
Net investment income	0.38	0.41	0.49		0.53	0.52
Net realized and change in unrealized gain (loss)	(2.09)	0.15	1.59		1.12	0.22
Total from investment operations	(1.71)	0.56	2.08		1.65	0.74
Dividends and Distributions to Shareholders from:
Net investment income	(0.39)	(0.65)	(0.54)		(0.67)	(0.56)
Net realized gains	–	–	–		–	(0.85)
Return of capital	(1.26)	(1.15)	(1.26)		(1.13)	(0.39)
Total dividends and distributions to shareholders	(1.65)	(1.80)	(1.80)		(1.80)	(1.80)
Net asset value, end of year	$13.59	$16.95 (1)	$18.19		$17.91	$18.06
Market price, end of year	$11.50	$15.88	$17.86		$16.65	$17.30
Total Investment Return (2)	(18.68)%	(1.75)%	18.83%		6.83%	9.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000’s)	$1,288,319	$1,606,718	$1,719,489		$1,692,659	$1,706,770
Ratio of expenses to average net assets	0.97%	0.96%	0.94	%(3)	0.97%	0.97%
Ratio of net investment income to average net assets	2.41%	2.20%	2.69	%(3)	2.97%	2.83%
Portfolio turnover rate	54%	47%	48%		46%	50%

(1)         Payment from affiliates increased the net asset value by $0.02.

(2)         Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

(3)         Inclusive of reimbursement from Investment Manager of 0.02%.

70 Annual Report | January 31, 2016 | See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

To the Shareholders and Board of Trustees of
AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows (AllianzGI Diversified Income & Convertible Fund only) and the financial highlights present fairly, in all material respects, the financial position of the AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund (the “Funds”) at January 31, 2016, and the results of each of their operations and cash flows, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 29, 2016

January 31, 2016 | Annual Report 71

Tax Information (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended January 31, 2016, are designated as “qualified dividend income” (or the maximum amount allowable):

Diversified Income & Convertible	16.40%
Equity & Convertible Income	51.08%
Dividend, Interest & Premium Strategy	100.00%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended January 31, 2016, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Diversified Income & Convertible	15.73%
Equity & Convertible Income	50.84%
Dividend, Interest & Premium Strategy	100.00%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2016. In January 2017, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2016. The amount that will be reported will be the amount to use on the shareholders’ 2016 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended January 31, 2016. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

72 Annual Report | January 31, 2016

Annual Shareholder Meeting Results/Changes to the Board of Trustees (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Annual Shareholder Meeting Results:

Equity & Convertible Income and Dividend, Interest & Premium Strategy held their annual meeting of shareholders on June 2, 2015. Shareholders voted as indicated below:

Equity & Convertible Income:

	Affirmative	Withheld Authority
Re-election of James A. Jacobson – Class II to serve until the annual meeting for the 2018-2019 fiscal year	19,708,268	1,870,764
Election of Davey S. Scoon – Class I to serve until the annual meeting for the 2017-2018 fiscal year	19,701,970	1,877,062
Election of F. Ford Drummond – Class II to serve until the annual meeting for the 2018-2019 fiscal year	19,715,083	1,863,949
Election of James S. MacLeod – Class II to serve until the annual meeting for the 2018-2019 fiscal year	19,697,373	1,881,659
Election of Julian Sluyters† – Class II to serve until the annual meeting for the 2018-2019 fiscal year	19,708,656	1,870,376
Election of Susan M. King† – Class III to serve until the annual meeting for the 2016-2017 fiscal year	19,709,377	1,869,655

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, William B. Ogden, IV, Alan Rappaport, Bradford K. Gallagher continued to serve as Trustees of the Fund.

Dividend, Interest & Premium Strategy:

	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class I to serve until the annual meeting for the 2018-2019 fiscal year	81,130,645	2,031,668
Re-election of William B. Ogden, IV – Class I to serve until the annual meeting for the 2018-2019 fiscal year	81,162,778	1,999,536
Election of James S. MacLeod – Class I to serve until the annual meeting for the 2018-2019 fiscal year	81,216,871	1,945,442
Election of Julian Sluyters† – Class I to serve until the annual meeting for the 2018-2019 fiscal year	81,268,084	1,894,229
Election of Susan M. King† – Class II to serve until the annual meeting for the 2016-2017 fiscal year	81,143,414	2,018,899
Election of F. Ford Drummond – Class III to serve until the annual meeting for the 2017-2018 fiscal year	81,301,178	1,861,136
Election of Davey S. Scoon – Class III to serve until the annual meeting for the 2017-2018 fiscal year	81,187,836	1,974,477

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Alan Rappaport, James A. Jacobson, Bradford K. Gallagher continued to serve as Trustees of the Fund.

†                 Interested Trustee

Changes to the Board of Trustees:

Effective September 11, 2015, Susan M. King resigned as Trustee of each Fund.

Effective October 8, 2015, Barbara R. Claussen became a Class I Trustee of each Fund. Ms. Claussen is an “interested person” of the Funds, as defined in section 2(a)(19) of the 1940 Act, due to her position with the Investment Manager and its affiliates.

January 31, 2016 | Annual Report 73

Privacy Policy/Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Privacy Policy:

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential

74 Annual Report | January 31, 2016

Privacy Policy/Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

• Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

• Cookies and Similar Technologies: Cookies are small text files stored in your computer’s

January 31, 2016 | Annual Report 75

Privacy Policy/Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Changes in Investment Policy:

Effective September 21, 2015, Diversified Income & Convertible and Equity & Convertible Income each rescinded its non-fundamental policy to normally write call options on the stocks held in its portfolio with respect to approximately 70% of the value of each position, and adopted a revised non-fundamental policy to normally write call options on the stocks held in its portfolio with respect to “up to approximately 70%” of the value of each equity position (emphasis added). The exact policy of each Fund with respect to writing call options that was in effect prior to September 21, 2015 is set forth below:

Diversified Income & Convertible

Diversified Income & Convertible expects to normally employ a strategy of writing (selling) covered call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that Diversified Income & Convertible will ordinarily write call options on the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position. Diversified

76 Annual Report | January 31, 2016

Privacy Policy/Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Income & Convertible initially intends to write covered call options on approximately 50% of Diversified Income & Convertible’s common stocks, but may write covered call options on approximately 30% to 80% of Diversified Income & Convertible’s common stocks from time to time, depending on market conditions. Diversified Income & Convertible’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors.

Equity & Convertible Income

Equity & Convertible Income employs a strategy of writing (selling) call options on the stocks held in the equity component of its portfolio (the “Equity Component”) as well as on equity indexes, generally with respect to approximately 70% of the value of the securities in the Equity Component (the “Option Strategy”). The extent of Equity & Convertible Income’s use of the Option Strategy will vary depending on market conditions and other factors, and Equity & Convertible Income’s may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component.

The newly adopted non-fundamental policy of each Fund with respect to writing call options is set forth below:

Diversified Income & Convertible

Diversified Income & Convertible expects to normally employ a strategy of writing (selling) covered call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that Diversified Income & Convertible will ordinarily write call options on the individual stocks held in its portfolio, and with respect to up to approximately 70% of the value of each position. Diversified Income & Convertible initially intends to write covered call options on approximately 50% of Diversified Income & Convertible’s common stocks, but may write covered call options on approximately 30% to 80% of Diversified Income & Convertible’s common stocks from time to time, depending on market conditions. Diversified Income & Convertible’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors.

Equity & Convertible Income

Equity & Convertible Income employs a strategy of writing (selling) call options on the stocks held in the equity component of its portfolio (the “Equity Component”) as well as on equity indexes, generally with respect to up to approximately 70% of the value of the securities in the Equity Component (the “Option Strategy”). The extent of Equity & Convertible Income’s use of the Option Strategy will vary depending on market conditions and other factors, and Equity & Convertible Income may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component.

Dividend, Interest & Premium Strategy

Effective October 28, 2015, Dividend, Interest & Premium Strategy rescinded its non-fundamental policy regarding writing call options on equity indexes such that the underlying values of the

January 31, 2016 | Annual Report 77

Privacy Policy/Proxy Voting Policies & Procedures/
Changes in Investment Policy (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

indexes are approximately 100% of the net asset value of the Fund’s equity component, and adopted a revised non-fundamental policy to normally write call options on equity indexes such that the underlying value of the indexes is within a range of approximately 75% to 100% of the net asset value of the Fund’s equity component. The exact policy of the Dividend, Interest & Premium Strategy with respect to writing call options that was in effect prior to October 28, 2015 is set forth below:

In implementing the Dividend, Interest & Premium Strategy’s Index Option Strategy, the Fund will “sell” or “write” call options on equity indexes such that the underlying value of the indexes is approximately equal to (and does not exceed) the net asset value of the Fund’s Equity Component – i.e., approximately 75% of the Fund’s net assets, subject to future fluctuations in the assets attributable to the Equity Component and annual rebalancings. For these purposes, the Fund treats options on indexes as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option.

The newly adopted non-fundamental policy of the Fund with respect to writing call options is set forth below:

Dividend, Interest & Premium Strategy will employ its strategy of writing (selling) call options on equity indexes such that the underlying value of the indexes is within a range of approximately 75% to 100% of the net asset value of the Fund’s Equity Component under normal market conditions, subject to future fluctuations in the assets attributable to the Equity Component and annual rebalancings. However, the underlying value of the indexes may be below 75% of the net asset value of the Equity Component in unusual market conditions. For these purposes, the Fund treats options on indexes as being written on securities held by the Fund having an aggregate value equal to the face or notional amount of the index subject to the options.

78 Annual Report | January 31, 2016

Dividend Reinvestment Plan (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment / voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market

January 31, 2016 | Annual Report 79

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be

80 Annual Report | January 31, 2016

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC., P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

January 31, 2016 | Annual Report 81

Board of Trustees (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Independent Trustees (1)

Davey S. Scoon 1946 Chairman of the Board of Trustees	NIE & NFJ Since June 2015 ACV Since April 2015	Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	64

Chairman, Tufts Health Plan; Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Director, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009).

Deborah A. DeCotis 1952	NIE & NFJ Since March 2011 ACV Since April 2015.

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).

			89†	None.
F. Ford Drummond 1962	NIE & NFJ Since June 2015 ACV Since April 2015	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	64	Director, BancFirst Corporation.
Bradford K. Gallagher 1944	NIE & NFJ Since September 2010 ACV Since April 2015

Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001); and Chairman and Trustee, The Common Fund (2005-2014).

			89†	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).

82 Annual Report | January 31, 2016

Board of Trustees (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

James A. Jacobson 1945	NIE & NFJ Since December 2009 ACV Since April 2015

Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).

			89†	Trustee, Alpine Mutual Funds Complex (consisting of 18 funds).
Hans W. Kertess 1939	NFJ Since September 2006 NIE Since June 2007 ACV Since April 2015	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	89†	None.
James S. MacLeod 1947	NIE & NFJ Since June 2015 ACV Since April 2015	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Director, Senior Managing Director and Chief Executive Officer of Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation.	64	Director, Sykes Enterprises, Inc.
William B. Ogden, IV 1945	NFJ Since September 2006 NIE Since June 2007 ACV Since April 2015††	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	89†	None.
Alan Rappaport 1953	NIE & NFJ Since June 2010 ACV Since April 2015††

Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Vice Chairman, US Trust (formerly Chairman and President of Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008);Trustee, American Museum of Natural History (2005-2015); and Member of Board of Overseers, NYU Langone Medical Center (2007-2015).

			89†	None.

January 31, 2016 | Annual Report 83

Board of Trustees (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address*, Year of Birth and Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustees (2)
Julian Sluyters 1960	NIE & NFJ Since December 2014 ACV Since April 2015	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).	64	None.
Barbara R. Claussen 1956	NIE, NFJ & ACV Since October 2015	Chief Administrative Officer, Managing Director and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2013); Administrative Officer and Managing Director of NFJ Investment Group LLC (since 2005). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Member of Management Board, Interim Global Chief Operating Officer Liaison and Chief Risk Officer of Allianz Global Investors Capital LLC (2008-2011).	64	None.

*                 Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, New York 10019.

†                 Includes 25 PIMCO Funds that the Trustee currently presides over.

††          Each Mr. Ogden and Mr. Rappaport will be treated by the Fund as an “interested person” of the Fund through his respective ownership of shares of Bank of American Corporation/Merrill Lynch & Co., Inc. and other potential underwriters until such time as each such entity completes its participation in the distribution of the Fund’s Common Shares; thereafter each of Mr. Ogden and Mr. Rappaport is expected to qualify as and be treated as an Independent Trustee.

(1)         “Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.

(2)         Mr. Sluyters and Ms. Claussen are “Interested Persons” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Manager and its affiliates.

84 Annual Report | January 31, 2016

Fund Officers (unaudited)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address, Year of Birth and Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Julian Sluyters 1633 Broadway, 43rd Floor New York, NY 10019 Trustee, President and Chief Executive Officer 1960	NIE & NFJ 12/2014 to present ACV 5/2015 to present	See above.

Lawrence G. Altadonna 1633 Broadway, 43rd Floor New York, NY 10019 Treasurer, Principal Financial and Accounting Officer 1966	NIE 2/2007 to present NFJ 2/2005 to present ACV 5/2015 to present

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo 1633 Broadway, 43rd Floor New York, NY 10019 Vice President, Secretary and Chief Legal Officer 1968	NIE 2/2007 to present NFJ 2/2005 to present ACV 5/2015 to present

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 64 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA 1633 Broadway, 43rd Floor New York, NY 10019 Chief Compliance Officer 1975	NIE & NFJ 6/2013 to present ACV 5/2015 to present

Director of Allianz Global Investors U.S. Holdings LLC; Chief Compliance Officer of Allianz Global Investors Fund Management LLC; Chief Compliance Officer of 64 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Richard J. Cochran 1633 Broadway, 43rd Floor New York, NY 10019 Assistant Treasurer 1961	NIE & NFJ 5/2008 to present ACV 5/2015 to present	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 64 funds in the Fund Complex and of The Korea Fund, Inc.

Orhan Dzemaili 1633 Broadway, 43rd Floor New York, NY 10019 Assistant Treasurer 1974	NIE & NFJ 1/2011 to present ACV 5/2015 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 64 funds in the Fund Complex.

Scott Whisten 1633 Broadway, 43rd Floor New York, NY 10019 Assistant Treasurer 1971	NIE & NFJ 1/2007 to present ACV 5/2015 to present	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 64 funds in the Fund Complex.

Angela Borreggine 1633 Broadway, 43rd Floor New York, NY 10019 Assistant Secretary 1964	NIE & NFJ 12/2015 to present ACV 5/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the fund complex.

January 31, 2016 | Annual Report 85

Fund Officers (unaudited) (continued)

AllianzGI Diversified Income & Convertible Fund
AllianzGI Equity & Convertible Income Fund
AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

Name, Address, Year of Birth and Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Debra Rubano 1633 Broadway, 43rd Floor New York, NY 10019 Assistant Secretary 1975	NIE & NFJ 12/2015 to present ACV 5/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 64 funds in the fund complex.

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

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Trustees	Investment Manager
Davey S. Scoon	Allianz Global Investors Fund Management LLC
Chairman of the Board of Trustees	1633 Broadway
Barbara R. Claussen	New York, NY 10019
Deborah A. DeCotis
F. Ford Drummond	Sub-Advisors
Bradford K. Gallagher	Allianz Global Investors U.S. LLC
James A. Jacobson	1633 Broadway
Hans W. Kertess	New York, NY 10019
James S. MacLeod
William B. Ogden, IV	NFJ Investment Group LLC
Alan Rappaport	2100 Ross Avenue, Suite 700
Julian Sluyters	Dallas, TX 75201

Fund Officers	Custodian & Accounting Agent
Julian Sluyters	Brown Brothers Harriman & Co
President & Chief Executive Officer	50 Post Office Square
Lawrence G. Altadonna	Boston, MA 02110
Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Transfer Agent, Dividend Paying Agent and Registrar
Vice President, Secretary & Chief Legal Officer	American Stock Transfer & Trust Company, LLC
Thomas L. Harter	6201 15th Avenue
Chief Compliance Officer	Brooklyn, NY 11219
Scott Whisten
Assistant Treasurer	Independent Registered Public Accounting Firm
Orhan Dzemaili	PricewaterhouseCoopers LLP
Assistant Treasurer	300 Madison Avenue
Richard J. Cochran	New York, NY 10017
Assistant Treasurer
Angela Borreggine	Legal Counsel
Assistant Secretary	Ropes & Gray LLP
Debra Rubano	Prudential Tower
Assistant Secretary	800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Diversified Income & Convertible Fund, AllianzGI Equity & Convertible Income Fund and AllianzGI NFJ Dividend, Interest & Premium Strategy Fund, for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market. As described above, AllianzGI Diversified Income & Convertible Fund is currently engaged in a repurchase plan that is expected to continue through April 21, 2016.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AGI-2016-02-01-14433

Allianz Global Investors Distributors LLC	AZ601AR_013116

ITEM 2. CODE OF ETHICS

(a)  As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)  During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)  During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,220 in 2015 and $76,220 in 2016.

b) Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $16,470 in 2015 and $16,960 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)  The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)  Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)  Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2015 Reporting Period was $4,142,306 and the 2016 Reporting Period was $5,097,596.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, F. Ford Drummond, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, James S. MacLeod, William B. Ogden, IV, David S. Scoon and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI NFJ DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, sub-advisers and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-advisers) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-advisers of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the US Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-advisers with proxy voting authority shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.                                      The party voting the proxies (e.g., the sub-adviser) will vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.                                      Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the US Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

NFJ Investment Group LLC (“NFJ”)

Description of Proxy Voting Policy and Procedures

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients.  NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients.  The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance.  For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations.  In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy.  NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product.  In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate.  For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest.  NFJ may have conflicts of interest that can affect how it votes its clients’ proxies.  For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal.  The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies.  In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

Allianz Global Investors US LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI US has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI US has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on non-US securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI US will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-US issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-US issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-US person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines.

If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of April 5, 2016, the following individual has primary responsibility for the day-to-day implementation of the NFJ Dividend, Interest & Premium Strategy Fund (“NFJ” or the “Fund”):

Allianz Global Investors US LLC (“AllianzGI US”)

The following individual has primary responsibility for the day-to-day implementation of the Fund’s Convertible Component.

Douglas G. Forsyth, CFA
Managing Director, Chief Investment Officer, US Income & Growth Strategies

Mr. Forsyth is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the firm’s US Income and Growth Strategies team and a member of the firm’s US Executive Committee. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has been the lead portfolio manager for the firm’s High Yield Bond strategy since its inception in 1994 and assumed lead portfolio management responsibility for the firm’s Convertible strategy in 1998. In addition to management responsibility for institutional clients worldwide, Mr. Forsyth supervises multiple open-end and closed-end mutual funds. He has 23 years of investment-industry experience.Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from the University of Iowa and is a CFA charterholder.

The following individual has primary responsibility for the day-to-day implementation of the Index Option Strategy.

Stephen G. Bond-Nelson

Director, Portfolio Manager

Mr. Bond-Nelson is a portfolio manager and director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Structured Products team, and has been with the team since its inception in 2005. Mr. Bond-Nelson has 23 years of investment-industry experience.  He was previously a research analyst and associate with Prudential Mutual Funds. He has a B.S. from Lehigh University and an M.B.A. from Rutgers University.

NFJ Investment Group LLC (“NFJ”)

The following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Fund’s Equity Component, with Mr. Fischer serving as head of the team:

Ben J. Fischer, CFA

Managing Director, Chief Investment Officer,  NFJ,  Portfolio Manager

Mr. Fischer is a portfolio manager, an analyst, a managing director and CIO of NFJ, an Allianz Global Investors company. He has 50 years of experience in portfolio management, investment analysis and research.  Mr. Fischer is the product team lead for the NFJ Dividend Value and NFJ International Value investment strategies. He is also a member of the firm’s US Executive Committee. Before founding NFJ in 1989, Mr. Fischer was chief investment officer for institutional and fixed-income strategies, a senior vice president and a senior portfolio manager at NationsBank, which he joined in 1971. Before that, he was a securities analyst at Chase Manhattan Bank and Clark, Dodge. Mr. Fischer has a B.A. in economics and a J.D. from the University of Oklahoma, and an M.B.A. from New York University, Leonard N. Stern School of Business. Mr. Fischer is a CFA charterholder.

L. Baxter Hines, CFA

Managing Director, Portfolio Manager/Analyst

Mr. Hines is a portfolio manager, an analyst and a managing director with NFJ, an Allianz Global Investors company. He is the product team lead for the NFJ International Value II and NFJ International Small Cap Value investment strategies, and is co-lead for the NFJ International Value strategy. Mr. Hines has 10 years of investment-industry experience. Before joining the firm in 2008, he was with the Teacher Retirement System of Texas and worked as a market-data specialist for Reuters. Mr. Hines has a B.A. in economics from the University of Virginia and an M.B.A. from the University of Texas, McCombs School of Business. He is a CFA charterholder.

(a) (2) AllianzGI US

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2016 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other Registered Investment Companies		Other Accounts			Other Pooled Investment Vehicles
Portfolio Manager	#	AUM ($million)	#	AUM ($million)		#	AUM ($million)

Douglas G. Forsyth, CFA	8	8,009	20	3,531	*	23	17,630	**
Stephen G. Bond-Nelson	2	106	0	0		13	3,664	***

* Of the Other Accounts, one account totaling $224 million in assets pay an advisory fee that is based on the performance of the accounts.

**Of the Other Pooled Investment Vehicles, four accounts totaling $1,579 million pays an advisory fee that is based in part on the performance of the account.

***Of the Other Pooled Investment Vehicles, ten accounts totaling $3,652 million pays an advisory fee that is based in part on the performance of the account..

NFJ

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2016 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Portfolio	Other Registered Investment Companies		Other Accounts		Other Investment Companies
Managers	#	AUM($million)	#	AUM($million)	#	AUM($million)

Ben Fischer, CFA	15	16,370	56	8,700	4	556
L. Baxter Hines, CFA	13	11,094	41	7,836	2	500

AllianzGI US

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a  security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price and Huachen Chen, portfolio managers of a fund that is part of the same fund complex as the Trust (namely, Allianz Funds). Mr. Price and Mr. Chen are dually employed by Pallas and by AllianzGI US

Pallas serves as investment manager to unregistered investment companies (the “Pallas Hedge Funds”) — Pallas Global Technology Hedge Fund, L.P., Pallas Investments II, L.P., and CP21, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P., Pallas Global Technology Hedge Fund, L.P. and CP21, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price and Mr. Chen own a majority of the interests in the General Partner.

AllianzGI US has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. AllianzGI US has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II, L.P. and 1.50% for Pallas Global Technology Hedge Fund, L.P. and CP21, L.P.

Mr. Price and Mr. Chen act as portfolio managers for certain AllianzGI US client accounts including, among others, the AllianzGI Technology Fund.

AllianzGI US and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of AllianzGI US’s affiliates, and may serve as sub-adviser for accounts or clients for which AllianzGI US or one of its affiliates serves as investment manager or investment adviser. AllianzGI US also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

AllianzGI US, certain of its affiliates, and Pallas all engage in proprietary research and all acquire investment information and research services from broker-dealers. AllianzGI US and certain of its affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through AllianzGI US’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by AllianzGI US on behalf of AllianzGI US’s clients. All trades on behalf of Pallas’ clients that are executed through AllianzGI US’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both AllianzGI US and Pallas (including the Pallas Hedge Funds) are treated fairly and equitably over time.

The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, including the AllianzGI Technology Fund, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages, including the AllianzGI Technology Fund. and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. AllianzGI US has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

NFJ

Potential Conflict of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ, the Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of the Fund as well as other accounts, the NFJ’s trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter term investment horizon or different investment objective, policies or restrictions than the Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Portfolio and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.

The Fund’s portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for the Fund or other clients. NFJ’s investment personnel, including the Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Fund.

(a)  (3)

Compensation Structure for AllianzGI US (including NFJ)

As of January 31, 2016, the following explains the compensation structure of each individual that shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI US-affiliated offices worldwide who are “associated persons” of AllianzGI US and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI US-affiliated company that employs such a portfolio manager. In such cases, AllianzGI US compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI US on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI US Income & Growth, Structured Products, and NFJ is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy. Variable compensation for the NFJ Funds also takes into account the performance of the strategy over a five-year period. The relevant performance benchmark for a Fund is the Fund’s primary benchmark index.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI US’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2016.

AllianzGI NFJ Dividend Interest and Premium Strategy

PM Ownership
Douglas Forsyth, CFA	None
Stephen Bond-Nelson	None
Ben Fischer, CFA	$100,001 - $500,000
L. Baxter Hines, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3 (d))) that occurred during the second fiscal quarter of the period covered by this report that materially affected , or is reasonably likely to affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI NFJ Dividend, Interest & Premium Strategy Fund

By:	/s/ Julian Sluyters
Julian Sluyters, President and Chief Executive Officer

Date:	April 5, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	April 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President and Chief Executive Officer

Date:	April 5, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date:	April 5, 2016